Exhibit 10.3(a)

INFORMATION IN THIS EXHIBIT IDENTIFIED BY [***] IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(iv) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

PURCHASE AGREEMENT NUMBER PA-05602

between

THE BOEING COMPANY

and

DELTA AIR LINES, INC.

Relating to

Boeing Model 787 Aircraft

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TABLE OF CONTENTS

ARTICLES
Article 1.	Subject Matter of Sale
Article 2.	Delivery Schedule
Article 3.	Price, Taxes, and Payment
Article 4.	Regulatory Requirements and Certificates
Article 5.	Detail Specification; Changes…………………………………………
Article 6.	[***]………………………………..
Article 7.	Delivery………………………………………………………………….
Article 8.	[***]………………………………………………………..
Article 9.	[***]………………………………………………
Article 10.	Assignment, Resale, or Lease…………………………………………
Article 11.	Termination of Purchase Agreement for Certain Events……………
Article 12.	Notices……………………………………………………………………
Article 13.	Miscellaneous……………………………………………………………
Article 14.	Additional Terms

TABLE
1	787-10 [***]

EXHIBIT
A.	Aircraft Configuration
B.	Customer Support Document…………………………………………
C.	Product Assurance Document…………………………………………
D.	Buyer Furnished Equipment Provisions Document…………………
E.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	Airframe [***] Features [***]
BFE1.	Buyer Furnished Equipment Variables
EE1	[***] Engine Warranty [***] GE Engines

APPENDICES
I	[***]
II	Purchase Agreement Assignment
III	Post-Delivery Sale Notice
IV	Post-Delivery Lease Notice
V	Purchaser’s/Lessee’s Agreement
VI	Owner Appointment of Agent – Warranties
VII	Contractor Confidentiality Agreement
VIII	Post-Delivery Sale with Lease to Seller
IX	Sale with Lease
X	Post-Delivery Security

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LETTER AGREEMENTS

LA-2506956	Open Configuration Matters
LA-2506957	[***]
LA-2506958	[***]
LA-2506959	Special Matters relating to COTS Software and End User License Agreements
LA-2506960	[***]
LA-2506962	[***] Guarantees
LA-2506963	[***]
LA-2506964	[***]
LA-2506965	[***]
LA-2506966	[***]
LA-2506967	Option Aircraft [***]
LA-2506968	[***]
LA-2506969	[***]
LA-2506970	[***]
LA-2506971	[***]
LA-2506972	[***]
LA-2506973	[***]
LA-2506974	[***]
LA-2506975	[***]
LA-2506976	[***]
LA-2506977	[***]

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BOEING PROPRIETARY

PURCHASE AGREEMENT NO. PA-05602

between

THE BOEING COMPANY

and

DELTA AIR LINES, INC.

This Purchase Agreement No. PA-05602 between The Boeing Company (Boeing), a Delaware corporation, and Delta Air Lines, Inc. (Customer), a Delaware corporation, binding and in full force and effect on the date executed below (Effective Date), relating to the purchase and sale of model 787-10 aircraft (together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, Purchase Agreement), supersedes, as to the Aircraft (as defined in Article 1.1 below) set forth in Table 1 to this Purchase Agreement, the terms and conditions of Aircraft General Terms Agreement No. AGTA-DAL dated as of October 21, 1997 (as amended and supplemented, AGTA) between Boeing and Customer (collectively, the Parties). To the extent that the terms and conditions of the Customer Services General Terms Agreement (“CSGTA”) agreed between Boeing and Customer conflict with the terms and conditions of this Purchase Agreement, the terms and conditions of this Purchase Agreement shall control.
1.    Subject Matter of Sale.
1.1    Aircraft Quantity, Model and Description. Boeing will manufacture and sell to Customer, and Customer will purchase from Boeing, aircraft designated as model 787-10 aircraft (collectively, Aircraft) conforming to the configuration described in Exhibit A, “Aircraft Configuration” to this Purchase Agreement in the quantities listed in Table 1, 787-10 Aircraft [***] to this Purchase Agreement.
1.2    Customer Support. Exhibit B, “Customer Support Document” to this Purchase Agreement, contains the obligations of Boeing relating to Materials (as defined in Part 3 thereof), training, services, and other things in support of the Aircraft.
1.3    Product Assurance. Exhibit C, “Product Assurance Document” to this Purchase Agreement, contains the obligations of Boeing and the suppliers of equipment installed in each Aircraft at delivery relating to warranties, [***] and service life policies.
1.4    Buyer Furnished Equipment. Exhibit D, “Buyer Furnished Equipment Provisions Document” to this Purchase Agreement, contains the obligations of Customer and Boeing with respect to equipment purchased and provided by Customer, which Boeing will receive, inspect, store, and install in an Aircraft before delivery to Customer. This equipment is defined as Buyer Furnished Equipment (BFE).
2.    Delivery Schedule.
2.1    The scheduled months of delivery of the Aircraft are listed in Table 1 to this Purchase Agreement.

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2.2    Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.
3.    Price, Taxes, and Payment.
3.1    Price.
3.1.1    Advance Payment Base Price or APBP is defined as the estimated price of an Aircraft rounded to the nearest thousand U.S. dollars, [***] as set forth in Table 1 to this Purchase Agreement. The Advance Payment Base Prices listed in Table 1 to this Purchase Agreement [***] of this Purchase Agreement [***].
3.1.2    Aircraft Basic Price [***]. The Aircraft Basic Price is listed in Table 1 to this Purchase Agreement and is [***] in accordance with the terms of this Purchase Agreement.
3.1.3    Aircraft Price is defined as the total amount Customer is to pay for an Aircraft at the time of delivery, [***] and other price adjustments made pursuant to this Purchase Agreement.
3.1.4    Airframe Price is defined as the price of the airframe for the model of Aircraft set forth in Table 1 to this Purchase Agreement. [***]
3.1.5    Engine Price is defined as the price of the Engine [***] identified on Table 1 to this Purchase Agreement.
3.1.6    [***]
3.1.7    Engine Adjustment is defined as the price adjustment to the Engine Price resulting from [***] to this Purchase Agreement.
3.1.8    [***] Features Prices are defined as the prices for [***] features selected by Customer for the Aircraft identified in Table 1 to this Purchase Agreement.
3.2    Taxes.
3.2.1    Tax or Taxes is defined as all taxes, fees, charges, or duties and any interest, penalties, fines, or other additions to tax, including, but not limited to sales, use, value added, gross receipts, stamp, excise, transfer, and similar taxes imposed by any domestic or foreign taxing authority on or with respect to the sale, delivery, transfer, or storage of any Aircraft, BFE, or other things furnished under this Purchase Agreement. Customer agrees to pay, and to indemnify and hold Boeing harmless from all Taxes, whether imposed on Boeing or on Customer; provided, however, Customer shall not be required to pay, and Boeing shall indemnify and hold Customer harmless from, any taxes imposed upon or measured by the net or gross income or excess profits, receipts, capital, franchise, or net worth of Boeing or are business privilege taxes of Boeing. Boeing shall separately state the amount of any Taxes on its invoice. Customer shall not be required to indemnify Boeing for any Taxes which Customer has paid directly to a Taxing authority as required by law. Taxes shall exclude any and all penalties, fines, similar fees or other assessments imposed by a country or governing body as a result of any violation of competition or antitrust law. [***]
3.2.2    Contests. If a claim is made against any Party for Taxes with respect to which the other Party is liable for a payment or indemnity hereunder, the Party making such claim will promptly give the other Party notice in writing [***].

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BOEING PROPRIETARY

Customer may, in good faith, and with due diligence at its own expense, contest in Customer’s name the validity, applicability or amount of such Taxes. Boeing agrees to cooperate to the extent reasonably requested by Customer. If either Party receives any refund on account of any suit or action for a Tax for which the other Party has provided funds hereunder, such Party shall promptly, but in any event within [***] remit such refund to the other Party, together with any interest refunded on such amount.
3.3    Payment.
3.3.1    [***]
3.3.2    Payment at Delivery. Customer will pay the Aircraft Price of each Aircraft, [***] at delivery of each such Aircraft.
3.3.3    Form of Payment. Customer will make all payments to Boeing by unconditional wire transfer of immediately available funds in United States Dollars in a bank account in the United States designated by Boeing.
3.3.4    Delivery Invoice. On or about [***], Boeing shall submit an invoice to Customer for such Aircraft setting forth in detail the calculations required by Article 3.3.3 above; provided, however, Boeing may update the invoice prior to the delivery of an Aircraft to reflect any applicable pricing adjustment.
4.    Regulatory Requirements and Certificates.
4.1    Certificates. Boeing will manufacture each Aircraft to conform to the appropriate Type Certificate issued by the United States Federal Aviation Administration (FAA) for the specific model of Aircraft and will obtain from the FAA and furnish to Customer at delivery of each Aircraft either an FAA Airworthiness Certificate or, if requested by Customer, an Export Certificate of Airworthiness issued pursuant to Part 21 of the Federal Aviation Regulations. [***]
4.2    FAA or Applicable Regulatory Authority Manufacturer Changes.
4.2.1    A Manufacturer Change is defined as [***]
4.3    FAA Operator Changes.
4.3.1    An Operator Change is defined as [***]
4.3.2    Boeing will deliver each Aircraft with Operator Changes incorporated or, at Boeing’s option, with suitable provisions for the incorporation of such Operator Changes, at Boeing’s cost.
4.4    Export License. [***]

5.    Detail Specification; Changes.
5.1    Configuration Changes. The Detail Specification is defined as the Boeing document that describes the configuration of each Aircraft purchased by Customer. [***]
5.2    Development Changes. Development Changes are defined as [***]

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BOEING PROPRIETARY

5.3    Notices. Boeing will promptly notify Customer of any amendments to a Detail Specification and will work in good faith with Customer regarding its concerns about such amendment.
6.    Representatives, Inspection, Demonstration Flights, Test Data and Performance Guarantee Compliance.
6.1    [***]
6.2    Inspection. Customer's representatives may inspect each Aircraft, and all components obtained therefor, at any reasonable time during business hours at the facilities of Boeing [***] provided such inspection shall be conducted pursuant to procedures reasonably agreed between Boeing, [***] and Customer and does not unduly disrupt or interfere with Boeing's [***] manufacturing process or performance under this Purchase Agreement.
6.3    Demonstration Flights. Prior to delivery, Boeing will fly each Aircraft up to [***] to demonstrate to Customer the function of the Aircraft and its equipment using Boeing's production flight test procedures. Customer may designate up to [***] to participate as observers.
6.4    [***]
6.5    [***]
7.    Delivery.
7.1    Notices of Delivery Dates. Boeing will notify Customer of the approximate delivery date of each Aircraft [***]
7.2    Place of Delivery. Each Aircraft will be delivered at a facility selected by [***] in the same state as the primary assembly plant for the Aircraft.
7.3    Bill of Sale. At delivery of an Aircraft, Boeing will provide Customer a bill of sale conveying good title, free of all liens, claims, charges, and encumbrances of any kind whatsoever and such other appropriate documents of title as Customer may reasonably request.
7.4    [***]
8.    [***]
9.    [***]
10.    Assignment, Resale, or Lease.
10.1    Assignment. This Purchase Agreement is for the benefit of the Parties and their respective successors and assigns. No rights or duties of either Party may be assigned or delegated, or contracted to be assigned or delegated, without the prior written consent of the other Party, except:
10.1.1    Either Party may assign its interest to a corporation that (i) results from any merger, reorganization, or acquisition of such Party and (ii) acquires substantially all the assets of such Party;
10.1.2    Boeing may assign any of its rights and duties to any wholly-owned subsidiary of Boeing.

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BOEING PROPRIETARY

10.1.3    [***]
10.2    Transfer by Customer at Delivery. Boeing will take any requested action reasonably required for the purpose of causing an Aircraft, at time of delivery, to be subject to an equipment trust, conditional sale, lien, or other arrangement for Customer to finance the Aircraft. However, no such action will require Boeing to divest itself of title to or possession of the Aircraft until delivery of and payment for the Aircraft. A sample form of assignment acceptable to Boeing is attached as Appendix II to this Purchase Agreement.
10.3    Post-Delivery Sale or Lease by Customer. If, following delivery of an Aircraft, Customer sells or leases the Aircraft (including any sale and lease-back to seller for financing purposes), Customer may assign some or all of its rights with respect to the Aircraft under the Purchase Agreement to the purchaser or lessee of such Aircraft, and all such rights will inure to the benefit of such purchaser or lessee effective upon Boeing's receipt of the written agreement of the purchaser or lessee, in a form satisfactory to Boeing, to comply with all applicable terms and conditions of the Purchase Agreement. Sample forms of notice to Boeing of such assignments giving examples of language acceptable to Boeing are attached as Appendices III, IV, VIII, IX and X to this Purchase Agreement, [***].
10.4    Notice of Post-Delivery Sale or Lease. In the event Customer desires to assign any rights under the Purchase Agreement to such party, Customer will give notice to Boeing as soon as practicable of the sale or lease of an Aircraft, including in the notice the name of the entity or entities with title and/or possession of such Aircraft.
10.5    Exculpatory Clause in Post-Delivery Sale or Lease. If, following the delivery of an Aircraft, Customer sells or leases such Aircraft, assigns any rights under the Purchase Agreement to such transferee and obtains from the transferee any form of exculpatory clause protecting Customer from liability for loss of or damage to the Aircraft, and/or related incidental or consequential damages, including without limitation loss of use, revenue, or profit, then Customer shall obtain for Boeing the purchaser’s or lessee’s written agreement to be bound by terms and conditions substantially as set forth in Appendix V to this Purchase Agreement. This Article 10.5 applies only if the purchaser or lessee has not provided to Boeing the written agreement described in Article 10.3 above.
10.6    Appointment of Agent – Warranty Claims. If, following delivery of an Aircraft, Customer appoints an agent to act directly with Boeing for the administration of claims relating to the warranties under the Purchase Agreement, Boeing will deal with the agent for that purpose, effective upon Boeing’s receipt of the agent’s written agreement, in a form satisfactory to Boeing, to comply with all applicable terms and conditions of the Purchase Agreement. A sample form of agreement acceptable to Boeing is attached as Appendix VI to this Purchase Agreement.
10.7    No Increase in Boeing Liability. No action taken by Customer or Boeing relating to the resale or lease of an Aircraft or the assignment of Customer's rights under the Purchase Agreement will subject Boeing to any liability beyond that in the Purchase Agreement or modify in any way Boeing's obligations under the Purchase Agreement.

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BOEING PROPRIETARY

11.    Termination of Purchase Agreement for Certain Events.
11.1    Termination. If either Party:
(i)    ceases doing business as a going concern, or suspends all or substantially all its business operations, or makes an assignment for the benefit of creditors, or generally does not pay its debts as they become due, or admits in writing its inability to pay its debts; or
(ii)    petitions for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets; commences any legal proceeding such as bankruptcy, reorganization, readjustment of debt, dissolution, or liquidation available for the relief of financially distressed debtors; or becomes the object of any such proceeding, unless the proceeding is dismissed or stayed within a reasonable period, not to exceed [***], the other Party may terminate the Purchase Agreement with respect to any undelivered Aircraft, Materials, training, services, and other things by giving written notice of termination.
11.2    [***]
11.3    [***]
11.4    Notwithstanding termination of this Purchase Agreement pursuant to this Article 11 and except as otherwise expressly provided to the contrary under this Purchase Agreement, each Party reserves all rights and remedies available to such Party in contract, at law or in equity, for a claim arising prior to any termination specified in this Article 11 or any other provision of the Purchase Agreement for the other Party’s breach or default under this Purchase Agreement.
12.    Notices.
All notices required by this Purchase Agreement will be written in English, will be effective on the date of receipt, and will be delivered or transmitted by any customary means to the appropriate address, number or email address listed below:

Customer	Mail:	Delta Air Lines, Inc. Department [***] 1030 Delta Blvd. Atlanta, Georgia 30354 Attention: Managing Director, Fleet Transactions Email: [***]

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BOEING PROPRIETARY

Boeing	Delivery or Courier:	Boeing Commercial Airplanes 7775 E Marginal Way S [***] Seattle, Washington 98108 U.S.A. Attention: Vice President - Contracts [***]
	Mail:	Boeing Commercial Airplanes P.O. Box 3707 Seattle, Washington 98124 U.S.A. Attention: Vice President - Contracts [***]

	Facsimile:	[***]
	Email:	[***]
13.    Miscellaneous.
13.1    [***]
13.2    Headings. Article and paragraph headings used in this Purchase Agreement are for convenient reference only and are not intended to affect the interpretation of this Purchase Agreement.
13.3    GOVERNING LAW. THIS PURCHASE AGREEMENT WILL BE INTERPRETED UNDER AND GOVERNED BY THE LAWS OF THE STATE OF WASHINGTON, U.S.A., EXCEPT THAT WASHINGTON’S CHOICE OF LAW RULES WILL NOT BE INVOKED FOR THE PURPOSE OF APPLYING THE LAW OF ANOTHER JURISDICTION. [***]
13.4    Waiver/Severability. Failure by either Party to enforce any provision of this Purchase Agreement will not be construed as a waiver. If any provision of this Purchase Agreement is held unlawful or otherwise ineffective by a court of competent jurisdiction, the remainder of the Purchase Agreement will remain in effect.
13.5    Survival of Obligations. The Articles and Exhibits of this Purchase Agreement, including but not limited to those relating to [***], will survive termination or cancellation of the Purchase Agreement or part hereof.
13.6    No Third Party Beneficiaries.    No third party is intended to benefit from, nor may any third party seek to enforce any of the provisions of, this Purchase Agreement; [***]
14.    Additional Terms.
14.1    Table 1. Table 1 consolidates information contained in Articles 1, 2, and 3  with respect to [***]

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14.2    Airframe [***] Features [***]. Supplemental Exhibit AE1, “Airframe [***] Features [***]” to this Purchase Agreement contains the applicable airframe and [***] for the Aircraft.
14.3    Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1, “Buyer Furnished Equipment Variables” to this Purchase Agreement contains [***] variables applicable to the Aircraft.
14.4    Engine [***]. Supplemental Exhibit EE1, “Engine [***] Engine Warranty and [***]” to this Purchase Agreement contains the engine warranty [***] for the Aircraft.
14.5    Public Announcement. Boeing reserves the right to make a public announcement regarding Customer’s purchase of the Aircraft upon approval of Boeing’s press release by Customer.
14.6    Confidentiality. The information contained in this Purchase Agreement represents confidential business information and has value precisely because it is not available generally or to other parties. Each Party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other Party. Notwithstanding the foregoing, either Party may disclose this Purchase Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing Party makes commercially reasonable efforts to notify the non-disclosing Party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing Party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such Party.
14.7    Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 9.2 relating to insurance, and Article 11 of Part 2 of Exhibit C of the Purchase Agreement relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the Parties, and the Aircraft Price and other agreements of the Parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement contains the entire agreement between the Parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the Parties.
14.8    Expiration. This Purchase Agreement will become effective upon execution and receipt by both parties by or before January 13, 2026, after which date this Purchase Agreement will be null and void and have no force or effect.

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BOEING PROPRIETARY

AGREED AND ACCEPTED this

January 12, 2026
Date

THE BOEING COMPANY	DELTA AIR LINES, INC.

/s/ Mira Zimmermann	/s/ Kristen Bojko
Signature	Signature

Mira Zimmermann	Kristen Bojko
Printed name	Printed name

Attorney-in-Fact	Vice President – Fleet
Title	Title

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BOEING PROPRIETARY

Table 1 - GE Engines
Purchase Agreement No. PA-05602
[***]

Airframe Model/MTOW:	787-10	[***]	Configuration Specification:	[***]
Engine Model/Thrust:	GENX-1B74/75	[***]	Airframe Price Base Year/Escalation Formula:		[***]
Airframe Price:		[***]	Engine Price Base Year/Escalation Formula:		[***]
Optional Features Estimate:		[***]
Sub-Total of Airframe and Features:		[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[***]	Base Year Index (ECI):			[***]
Aircraft Basic Price (Excluding BFE/SPE):		[***]	Base Year Index (CPI):			[***]
Buyer Furnished Equipment (BFE) Estimate:		[***]	Engine Escalation Data:
In-Flight Entertainment (IFE) Estimate:		[***]	Base Year Index (ECI):			[***]
			Base Year Index (CPI):			[***]
Deposit per Aircraft:		[***]

		Escalation	Escalation	Escalation Estimate	[***]
Delivery	Number of	Factor	Factor	Adv Payment Base	[***]	[***]	[***]	[***]
Date	Aircraft	(Airframe)	(Engine)	Price Per A/P
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total:    [***]

DAL-PA-05602 125403-1F.txt		Page 1
Boeing Proprietary

AIRCRAFT CONFIGURATION

BETWEEN

THE BOEING COMPANY

AND

Delta Air Lines, Inc.

Exhibit A to Purchase Agreement Number PA-05602

BOEING PROPRIETARY

EXHIBIT A

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 787 AIRCRAFT

The content of this Exhibit A will be defined pursuant to the provisions of Letter Agreement DAL-PA-05602-LA-2506956 to the Purchase Agreement, entitled “Open Configuration Matters”.

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BOEING PROPRIETARY

EXHIBIT B

to

PURCHASE AGREEMENT NO. PA-05602

between

THE BOEING COMPANY

and

DELTA AIR LINES, INC.

CUSTOMER SUPPORT DOCUMENT

This document contains:

Part 1	Boeing Maintenance and Flight Training Programs; Operations Engineering Support
Part 2	Field, Engineering, and Flight Operations Support Services
Part 3	Technical Information and Materials
Part 4	Alleviation or Cessation of Performance
Part 5	Protection of Proprietary Information and Proprietary Materials

BOEING PROPRIETARY

787 CUSTOMER SUPPORT DOCUMENT

PART 1:    BOEING MAINTENANCE AND FLIGHT TRAINING
PROGRAMS; OPERATIONS ENGINEERING SUPPORT

1.    Boeing Training Programs.
Boeing will provide maintenance training, cabin attendant training, and flight training programs to support the introduction of the Aircraft into service as provided in this Exhibit B. [***]
1.1    Boeing will conduct all training at Boeing's primary training facility for the Aircraft unless otherwise agreed.
1.2    Customer is awarded [***] points (Training Points).
1.3    At any time before [***] (Training Program Period) Customer may exchange Training Points for any of the training courses described on Attachment A at the point values described on Attachment A. [***]
1.4    [***]
1.5    In addition to the training provided in Article 1.3, Boeing will provide to Customer the following training and services:
1.5.1    Operational Familiarization for Dispatchers model specific instruction:
(i)    For one (1) Aircraft purchased: [***].
(ii)    For two (2) or more Aircraft purchased: [***].
1.5.2    Performance engineer model specific instruction in Boeing’s regularly scheduled courses; subject to class size limitations; schedules are published yearly.
1.5.3    Electronic Check List Authoring Course; [***].
1.5.4    Additional Flight Operations Services:
(i)    For one (1) Aircraft purchased [***] to provide revenue service training assistance, including ferry flight, base training and/or line assist.
(ii)    For two (2) or more Aircraft purchased: [***] to provide revenue service training assistance, including ferry flight, base training and/or line assist.
(iii)    An instructor pilot to visit Customer for [***] to review Customer’s flight crew operations.
If any part of the training described in this Article 1.5 is not completed by Customer within [***] after the delivery of the last Aircraft, Boeing will have no obligation to provide such training [***]
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2.    Training Schedule and Curricula.
2.1    Customer and Boeing will together conduct planning conferences approximately [***] before the scheduled delivery month of the first Aircraft to define and schedule a plan for the maintenance training, flight training and cabin attendant training programs reasonably acceptable to Customer based on Customer’s requirements. At the conclusion of each planning conference the parties will document Customer’s course selection and training requirements, and, if applicable, Training Point application and remaining Training Point balance.
2.2    In addition to the planning conferences, Customer may also request training by written notice to Boeing identifying desired courses, dates and locations. [***]
3.    Location of Training.
3.1    Boeing will conduct flight, dispatcher, performance engineering and maintenance training at any of its appropriately equipped training facilities in the continental United States unless otherwise mutually agreed to facilitate Customer’s training at the requested times. Customer will decide on the location or mix of locations for training, subject to space being available in the desired courses at the selected training facility on the dates desired.
3.2    If requested by Customer, Boeing will conduct training (except dispatcher performance engineering training and courses designated with three asterisks (***) on Attachment A) at a mutually acceptable alternate training site, subject to the following conditions:
3.2.1    Customer will provide acceptable classroom space and training equipment required to present the courses;
3.2.2    [***]
3.2.3    [***]
3.2.4    [***]
3.2.5    [***]
4.    Training Materials.
Training Materials will be provided for each student. Training Materials may be used only for [***]
5.    Additional Terms and Conditions.
5.1    All training will reflect an airplane configuration defined by (i) Boeing’s standard configuration specification for 787 aircraft, (ii) Boeing’s standard configuration specification for the minor model of 787 aircraft selected by Customer, and (iii) any optional features selected by Customer from Boeing’s standard catalog of optional features. [***]
5.2    All training will be provided in the English language. If translation is required, Customer will provide interpreters. Customer will be responsible for the additional cost associated with an increase in Boeing’s standard course length to accommodate translation and may use training points to offset such additional costs.
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BOEING PROPRIETARY

5.3    Customer will be responsible for all expenses of Customer’s personnel. Boeing will transport Customer's personnel between their local lodging and Boeing's training facility.
5.4    Boeing flight instructor personnel will not be required to work more than five (5) days per week, or more than eight (8) hours in any one twenty-four (24) hour period, of which not more than five (5) hours per eight (8) hour workday will be spent in actual flying (Pilot Day). These foregoing restrictions will not apply to ferry flight assistance or revenue service training services, which will be governed by FAA rules and regulations.
5.5    Normal Line Maintenance is defined as line maintenance that Boeing might reasonably be expected to furnish for flight crew training at Boeing’s facility, and will include ground support and Aircraft storage in the open, but will not include provision of spare parts. Boeing will provide Normal Line Maintenance services for any Aircraft while the Aircraft is used for flight crew training at Boeing’s facility in accordance with the Boeing Maintenance Plan (Boeing document D6-82076) and the Repair Station Operation and Inspection Manual (Boeing document D6-25470). [***]
5.6    If the training is based at Boeing’s facility and the Aircraft is damaged during such training, Boeing will make all necessary repairs to the Aircraft as promptly as possible. [***]
5.7    [***]
5.8    [***]
5.9    [***]
5.10    [***]

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787 CUSTOMER SUPPORT DOCUMENT

PART 2:    FIELD, ENGINEERING, AND FLIGHT OPERATIONS SUPPORT SERVICES

1.    Field Service Representation and Flight Operations Representation.
Boeing will furnish [***] field service representation to advise Customer with respect to the maintenance and operation of the Aircraft (Field Service Representatives) and furnish flight operations representation to advise Customer with respect to the flight training and flight operations of an Aircraft (Flight Operations Representatives).
1.1    Field Service Representatives will be available at or near Customer’s main maintenance or engineering facility beginning before the scheduled delivery month of the first Aircraft and continuing [***].
1.2    Included within Boeing’s field service representation will be one (1) introductory Field Service Representative available for up to [***] at Customer’s main maintenance location or another site as mutually agreed. If Customer requests field service representation at a site other than Customer’s main maintenance location, Customer will assist the introductory Field Service Representative with airport identification passes and formal introduction to the airport authorities at such site.
1.3    Subject to prior coordination, Flight Operations Representatives will be available at or near Customer’s main flight training or fleet operations facility beginning and ending at a mutually agreed upon time between Boeing and Customer.
1.4    Customer will provide, [***] suitable enclosed office space with walls and a lockable door that is separated from other OEMs and the airline, located at the Customer’s facility or other site as mutually agreed. Customer will provide the necessary infrastructure (i.e. local area network (LAN) lines) to enable wired high-speed internet capability in the office. As required, Customer will assist each Field Service Representative and Flight Operations Representative with visas, work permits, customs, mail handling, identification passes and formal introduction to local airport authorities.
1.5    Boeing’s Field Service Representatives are assigned to various airports and other locations around the world. Whenever Customer’s Aircraft are operating through any such airport, the services of Boeing’s Field Service Representatives are available to Customer.
2.    Engineering Support Services.
2.1    Boeing will, if requested by Customer, provide technical advisory assistance for any Aircraft or Boeing Product (as defined in Part 1 of Exhibit C of the Purchase Agreement). Technical advisory assistance, provided, will include:
2.1.1    Analysis of the information provided by Customer to determine the probable nature and cause of operational problems and a suggestion of possible solutions.
DAL-PA-05602-EXB    Page 5
BOEING PROPRIETARY

2.1.2    Analysis of the information provided by Customer to determine the nature and cause of unsatisfactory schedule reliability and a suggestion of possible solutions.
2.1.3    Analysis of the information provided by Customer to determine the nature and cause of unsatisfactory maintenance costs and a suggestion of possible solutions.
2.1.4    [***]
2.1.5    [***]
2.1.6    Maintenance Engineering. Boeing will provide the following Maintenance Engineering support [***]:
2.1.6.1    Maintenance Planning Assistance. [***]
2.1.6.2    GSE/Shops/Tooling Consulting. [***]
2.1.6.3    Maintenance Engineering Evaluation. [***]
2.1.7    Flight Operations Engineering Support. Boeing will provide the following Flight Operations Engineering support [***] to Customer. [***]
2.1.7.1    [***]
2.1.7.2    [***]
2.1.7.3    [***]
2.1.7.4    [***]
2.1.7.5    [***]
2.1.7.6    Assistance in developing an Extended Operations (ETOPS) plan for regulatory approval. [***]
2.2    Post Delivery/Service Support. [***]
2.2.1    [***]
2.2.2    [***]
2.2.3    [***]
2.2.4    [***]
2.2.5    The DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 of Exhibit C of the Purchase Agreement apply.
2.3    Boeing may, at Customer’s request, provide services other than those described in Articles 2.1 and 2.2 of this Part 2 of Exhibit B for an Aircraft after delivery, which may include, but not be limited to, retrofit kit changes (kits and/or information), training, flight services, maintenance and repair of Aircraft (Additional Services). Such Additional Services will be subject to a mutually acceptable price, schedule, scope of work and other applicable terms and conditions. The DISCLAIMER AND RELEASE and
DAL-PA-05602-EXB    Page 6
BOEING PROPRIETARY

the EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 of Exhibit C of the Purchase Agreement and the insurance provisions in Article 9.2 of the Purchase Agreement will apply to any such work. Title to and risk of loss of any such Aircraft will always remain with Customer.

DAL-PA-05602-EXB    Page 7
BOEING PROPRIETARY

787    CUSTOMER SUPPORT DOCUMENT

PART 3:    TECHNICAL INFORMATION AND MATERIALS

1.    General.
Materials are defined as [***] but excludes Aircraft Software. Aircraft Software is defined as software that is installed on and used in the operation of the Aircraft.
Boeing will provide to Customer through electronic access certain Materials to support the maintenance and operation of the Aircraft. [***]. Such Materials will, if applicable, be prepared generally in accordance with Aerospace Industries Association Specification 1000D (S1000D) and Air Transport Association of America (ATA) iSpec 2200, entitled “Information Standards for Aviation Maintenance.” Materials not covered by iSpec 2200 will be provided in a structure suitable for the Material’s intended use. Materials will be in English and in the units of measure used by Boeing to manufacture an Aircraft.
2.    Materials Planning Conferences.
Customer and Boeing will conduct planning conferences approximately [***] in order to mutually determine the Materials to be furnished to Customer in support of the Aircraft.
3.    Technical Data and Maintenance Information.
The following Materials will be provided to Customer [***]
3.1    [***]
3.2    [***]
3.3    [***]
3.4    [***]
3.5    [***]
3.6    [***]
3.7    [***]
3.8    [***]
3.9    [***]
3.10    [***]

4.    Advance Representative Materials.
Boeing will select all advance representative Materials from available sources and whenever possible will provide them through electronic access. Such advance Materials will be for advance planning purposes only.
DAL-PA-05602-EXB    Page 8
BOEING PROPRIETARY

5.    Configured Maintenance Engineering Materials.
All configured Materials will reflect the configuration of each Aircraft as delivered.
6.    Revisions.
6.1    The schedule for updating certain Materials will be identified in the planning conference. Such updates will reflect changes to Materials developed by Boeing.
6.2    If Boeing receives written notice that Customer intends to incorporate, or has incorporated, any Boeing service bulletin in an Aircraft, Boeing will update Materials reflecting the effects of such incorporation into such Aircraft.
6.3    [***]
7.    Supplier Technical Data.
7.1    For supplier-manufactured programmed airborne avionics components and equipment classified as Seller Furnished Equipment (SFE) which contain computer software designed and developed in accordance with Radio Technical Commission for Aeronautics Document No. RTCA/DO-178B dated December 1, 1992 (with an errata issued on March 26, 1999), or later as available, Boeing will request that each supplier of the components and equipment make software documentation available to Customer.
7.2    The provisions of this Article will not be applicable to items of BFE.
7.3    Boeing will furnish to Customer a document identifying the terms and conditions of the product support agreements between Boeing and its suppliers requiring the suppliers to fulfill Customer's requirements for information and services in support of Aircraft (each a Product Support Assurance Agreement). [***]
8.    Buyer Furnished Equipment Data.
Boeing will incorporate BFE maintenance information, as applicable, into the configured Materials providing Customer makes the information available to Boeing at least [***] prior to the scheduled delivery month of each Aircraft. Boeing will incorporate such BFE maintenance information into the Materials prior to delivery of each Aircraft reflecting the configuration of that Aircraft as delivered. Upon Customer’s request, Boeing may provide update service after delivery to such information subject to the terms of Part 2, Article 2.3 relating to Additional Services. Customer agrees to furnish all BFE maintenance information in Boeing’s standard digital format, ATA Spec 2000.
9.    Customer’s Shipping Address.
From time to time Boeing may furnish certain Materials or updates to Materials by means other than electronic access. Customer will specify a single address and Customer will promptly notify Boeing of any change to that address. Boeing will pay the reasonable shipping costs of the Materials. [***].

DAL-PA-05602-EXB    Page 9
BOEING PROPRIETARY

787 CUSTOMER SUPPORT DOCUMENT

PART 4:    ALLEVIATION OR CESSATION OF PERFORMANCE

Boeing will not be required to provide any services, training or other things at a facility designated by Customer if any of the following conditions exist:
1.    a labor stoppage or dispute in progress involving Customer;
2.    wars or warlike operations, riots or insurrections in the country where the facility is located;
3.    any condition at the facility which, in the opinion of Boeing, is detrimental to the general health, welfare or safety of its personnel or their families;
4.    the United States Government refuses permission to Boeing personnel or their families to enter into the country where the facility is located, or recommends that Boeing personnel or their families leave the country; or
After the location of Boeing personnel at the facility, Boeing further reserves the right, upon the occurrence of any of such events, to immediately and without prior notice to Customer relocate its personnel and their families.
Boeing will not be required to provide any Materials at a facility designated by Customer if the United States Government refuses permission to Boeing to deliver Materials to the country where the facility is located.

DAL-PA-05602-EXB    Page 10
BOEING PROPRIETARY

787 CUSTOMER SUPPORT DOCUMENT

PART 5:    PROTECTION OF PROPRIETARY INFORMATION AND PROPRIETARY MATERIALS

1.    General.
All Materials provided by Boeing to Customer and not covered by a Boeing CSGTA or other agreement between Boeing and Customer defining Customer’s right to use and disclose the Materials and included information will be covered by and subject to the terms of the Purchase Agreement. Title to all Materials containing, conveying or embodying confidential, proprietary or trade secret information (Proprietary Information) belonging to Boeing or a third party (Proprietary Materials), will at all times remain with Boeing or such third party. Customer will treat all Proprietary Materials and all Proprietary Information in confidence and use and disclose the same only as specifically authorized in this Purchase Agreement.
2.    License Grant.
[***]
3.    Use of Proprietary Materials and Proprietary Information.
[***]
4.    [***]
5.    [***]

DAL-PA-05602-EXB    Page 11
BOEING PROPRIETARY

787 CUSTOMER SUPPORT DOCUMENT

ATTACHMENT A

787 TRAINING POINTS MENU
[***]

[***]

DAL-PA-05602-EXB    Page 12
BOEING PROPRIETARY

EXHIBIT C

to

PURCHASE AGREEMENT NO. PA-05602

between

THE BOEING COMPANY

and

DELTA AIR LINES, INC.

PRODUCT ASSURANCE DOCUMENT

This document contains:

Part 1:	Exhibit C Definitions
Part 2:	Boeing Product Warranty
Part 3:	Boeing Service Life Policy
Part 4:	Supplier Warranty Commitment
Part 5:	Boeing Interface Commitment
Part 6	Boeing Indemnities against Patent and Copyright Infringement

EXHIBIT C
PRODUCT ASSURANCE DOCUMENT
PART 1:    DEFINITIONS

Authorized Agent - Agent appointed by Customer to perform corrections and to administer warranties (see Appendix VI to the Purchase Agreement for a form acceptable to Boeing).
Average Direct Hourly Labor Rate - The average hourly rate (excluding all fringe benefits, premium-time allowances, social charges, business taxes and the like) paid by Customer to its Direct Labor employees.
Boeing Product - Any system, accessory, equipment, part or Aircraft Software that is manufactured or created by Boeing or manufactured or created to Boeing's detailed design with Boeing’s authorization.
Boeing Warranty - The organization within Boeing responsible for administration of warranties between Boeing and Customer.
Correct(s) - To repair, modify, provide modification kits or replace with a new product.
Correction - A repair, a modification, a modification kit or replacement with a new product.
Corrected Boeing Product - A Boeing Product which is free of defect as a result of a Correction.
Direct Labor - Labor spent by Customer’s direct or contract labor employees to [***]
Direct Materials - Items such as parts, gaskets, grease, sealant and adhesives, installed or consumed in performing a Correction, excluding allowances for administration, overhead, taxes, customs duties and the like.
Materials has the meaning set forth in Exhibit B, Part 3, Section 1 to the Purchase Agreement
Rogue Unit - A Boeing Product, on which an unscheduled removal due to breach of warranty occurs [***]
Specification Control Drawing (SCD) - A Boeing document defining specifications for certain Supplier Products.
Supplier - The manufacturer of a Supplier Product.
Supplier Product - Any system, accessory, equipment, Part or Aircraft Software that is not manufactured to Boeing's detailed design. This includes but is not limited to parts manufactured to a SCD, all standards, and other parts obtained from non-Boeing sources.

DAL-PA-05602-EXC    Page 2

EXHIBIT C
PRODUCT ASSURANCE DOCUMENT
PART 2:    BOEING PRODUCT WARRANTY

1.    Applicability.
This warranty applies to all Boeing Products. Warranties applicable to Supplier Products are in Part 4 of this Exhibit C to the Purchase Agreement. Warranties applicable to engines are provided either in Supplemental Exhibit EE1 to the Purchase Agreement or pursuant to a separate agreement between Customer and the engine manufacturer but not both.
2.    Warranty.
2.1    Coverage. Boeing warrants that at the time of delivery:
[***]
2.2    Exceptions. The following conditions do not constitute a defect under this warranty:
[***]
3.    Warranty Periods.
3.1    Warranty. The warranty period begins on the date of Aircraft or Boeing Product delivery (Delivery) and ends [***]
3.2    Warranty on Corrected Boeing Products. The warranty period applicable to a Corrected Boeing Product will begin on the date of delivery of the Corrected Boeing Product or date of delivery of the kit or kits furnished to Correct the Boeing Product and will be for the period specified immediately below:
[***]
3.3    Period of Warranties. All warranty periods are stated above.
4.    Remedies.
4.1    Correction Options. [***]
4.2    Warranty Inspections. [***]
4.3    Rogue Units.
[***]
4.4    Limited Warranty for Certain Materials.
4.4.1    Boeing warrants that, at the time of delivery, all Materials created by Boeing will be free from errors and defects in media. In the case where such Materials are provided by on-line electronic access, media is the digital format transmitted from Boeing.
4.4.2    Warranty Periods and Claims. The warranty period with respect to an error or a defect in any Materials created by Boeing begins at delivery of the Materials in which the error or defect is discovered and ends [***]
DAL-PA-05602-EXC    Page 3

4.4.3    Remedy. Customer's remedy for an error or a defect in media is [***]
5.    Discovery and Notice.
5.1    For notice to be effective:
[***]
6.    Filing a Claim.
6.1    Authority to File. Claims may be filed by Customer or its Authorized Agent. Appointment of an Authorized Agent will only be effective upon Boeing's receipt of the Authorized Agent's express written agreement, in a form reasonably satisfactory to Boeing, to be bound by and to comply with all applicable terms and conditions of this Purchase Agreement.
6.2    Claim Information.
6.2.1    Claimant is responsible for providing sufficient information to substantiate Customer's rights to remedies under this Exhibit C to the Purchase Agreement. At a minimum, such information must include:
[***]
6.2.2    Boeing may request additional information from Customer based on the nature of the defect and the remedies requested and Customer shall reasonably cooperate to comply with such request. [***]
6.3    Boeing Claim Processing.
6.3.1    Any claim for a Boeing Product returned by Customer or its Authorized Agent to Boeing for Correction must accompany the Boeing Product. Any claim not associated with the return of a Boeing Product must be submitted signed and in writing directly by Customer or its Authorized Agent to Boeing Warranty by any of the methods identified in Article 12, “Notice,” of the Purchase Agreement or through an internet portal and process specified by Boeing.
6.3.2    Boeing will provide written acknowledgement of claim receipt to Customer within [***] following receipt of such claim.
6.3.3    [***]
6.3.4    [***]
7.    [***]
8.    Corrections Performed by Boeing.
8.1    Freight Charges. Customer or its Authorized Agent will pre-pay freight charges to return a Boeing Product to Boeing. If during the period of the applicable warranty Boeing determines the Boeing Product to be defective, Boeing will pre-pay shipping charges to return the Corrected Boeing Product. Boeing will reimburse Customer or its Authorized Agent for freight charges for Boeing Products returned to Boeing for Correction and determined to be defective.
8.2    Customer Instructions. The documentation shipped with the returned defective Boeing Product may include specific technical instructions for additional work
DAL-PA-05602-EXC    Page 4

to be performed on the Boeing Product. The absence of such instructions will evidence Customer's authorization for Boeing to perform all necessary Corrections and work required to return the Boeing Product to a serviceable condition.
8.3    Correction Time Objectives.
[***]
8.4    Title Transfer and Risk of Loss.
8.4.1    Title to and risk of loss of any Boeing Product returned to Boeing will at all times remain with Customer or any other title holder of such Boeing Product. While Boeing has possession of the returned Boeing Product, Boeing will have only such liabilities as a bailee for mutual benefit would have but will not be liable for loss of use.
8.4.2    If a Correction requires shipment of a new Boeing Product, then at the time Boeing ships the new Boeing Product, title to and risk of loss for the returned Boeing Product will pass to Boeing, and title to and risk of loss for the new Boeing Product will pass to Customer.
8.5    [***]
9.    Returning an Aircraft.
9.1    Conditions. An Aircraft may be returned to Boeing's facilities for Correction only if:
[***]
9.2    Correction Costs. Boeing will perform the Correction at no charge to Customer. Subject to the conditions of Article 9.1 above, Boeing will reimburse Customer for the costs of fuel, oil, other required fluids and landing fees incurred in ferrying the Aircraft to Boeing and back to Customer's facilities, as well as incidental travel expenses such as reasonable room and board as necessary. Customer will minimize the length of both flights.
9.3    Separate Agreement. Prior to the return of an Aircraft to Boeing, Boeing and Customer will enter into a separate agreement covering return of the Aircraft and performance of the Correction and any additional work to be requested by Customer.
10.    Insurance.
The provisions of Article 9.2 "Insurance", of this Purchase Agreement, will apply to any work performed by Boeing in accordance with Customer's specific technical instructions to the extent any legal liability of Boeing is based upon the content of such instructions.
11.    Disclaimer and Release; Exclusion of Liabilities.
[***]
DAL-PA-05602-EXC    Page 5

EXHIBIT C
PRODUCT ASSURANCE DOCUMENT
PART 3:    BOEING SERVICE LIFE POLICY

1.    Definitions.
Service Life Policy (SLP) Component - any of the primary structural elements (excluding industry standard parts), such as landing gear, wing, fuselage, vertical or horizontal stabilizer, listed in Article 6 below, either installed in the Aircraft at time of delivery or purchased from Boeing by Customer as a spare part.
2.    Service Life Policy.
2.1    SLP Commitment. If a failure is discovered in a SLP Component within the time periods specified in Article 2.2 below, Boeing will provide Customer a replacement SLP Component at the price calculated pursuant to Article 3, below.
2.2    SLP Policy Periods.
[***]
3.    [***]
4.    Conditions.
Boeing's obligations under this Part 3, “Boeing Service Life Policy,” of Exhibit C (Policy) to the Purchase Agreement are conditioned on the following:
4.1    Customer must notify Boeing in writing of the failure within [***] after it is discovered.
4.2    Customer must provide reasonable evidence that the claimed failure is covered by this Policy and if requested by Boeing, that such failure was not the result of:
[***]
4.3    If return of a failed SLP Component is practicable and requested by Boeing, Customer will return such SLP Component to Boeing at Boeing's expense.
4.4    Customer's rights and remedies under this Policy are limited to the receipt of a Correction pursuant to Article 2 above.
5.    Disclaimer and Release; Exclusion of Liabilities.
This Part 3 and the rights and remedies of Customer and the obligations of Boeing are subject to the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions of Article 11 of Part 2 of this Exhibit C to the Purchase Agreement.
6.    SLP Components.
This is the listing of SLP Components for the 787 Aircraft which relate to the Policy:
[***]
DAL-PA-05602-EXC    Page 6

EXHIBIT C
PRODUCT ASSURANCE DOCUMENT
PART 4:    SUPPLIER WARRANTY COMMITMENT

1.    Supplier Warranties and Supplier Patent and Copyright Indemnities.
Boeing will use diligent efforts to obtain warranties and indemnities against patent and copyright infringement enforceable by Customer from Suppliers of Supplier Products (except for BFE and engines) installed on the Aircraft at the time of delivery that were selected and purchased by Boeing, but not manufactured to Boeing's detailed design. [***]
2.    Boeing Assistance in Administration of Supplier Warranties.
[***]
3.    Boeing Support in Event of Supplier Default.
[***]
4.    [***]

DAL-PA-05602-EXC    Page 7

EXHIBIT C
PRODUCT ASSURANCE DOCUMENT
PART 5:    BOEING INTERFACE COMMITMENT

1.    Interface Problems.
An Interface Problem is defined as a technical problem in the operation of an Aircraft or its systems experienced by Customer, the cause of which is not readily identifiable by Customer but which Customer believes to be attributable to either the design characteristics of the Aircraft or its systems or the workmanship used in the installation of Supplier Products. In the event Customer experiences an Interface Problem, Boeing will, [***] commence, within [***] an investigation and analysis to determine the cause or causes of the Interface Problem. Boeing will promptly advise Customer at the conclusion of its investigation of Boeing's opinion as to the causes of the Interface Problem and Boeing's recommendation as to corrective action.
2.    Boeing Responsibility.
If Boeing determines that the Interface Problem is primarily attributable to the design or installation of any Boeing Product, Boeing will correct the design or workmanship to the extent of any then existing obligations of Boeing under the provisions of the applicable Boeing Product warranty, including Corrected Boeing Parts.
3.    Supplier Responsibility.
If Boeing determines that the Interface Problem is primarily attributable to the design or installation of a Supplier Product, Boeing will assist Customer in processing a warranty claim against the Supplier.
4.    Joint Responsibility.
If Boeing determines that the Interface Problem is partially attributable to the design or installation of a Boeing Product and partially to the design or installation of a Supplier Product, Boeing will seek a solution to the Interface Problem through the cooperative efforts of Boeing and the Supplier and will promptly advise Customer of the resulting corrective actions and recommendations.
5.    General.
So long as the Interface Problem is corrected to Customer's satisfaction or Customer is otherwise satisfied with the remedial action proposed by Boeing to correct the Interface Problem, Customer will, if requested by Boeing, assign to Boeing any of its rights against any supplier as Boeing may require to fulfill its obligations hereunder.
6.    Disclaimer and Release; Exclusion of Liabilities.
This Part 5 and the rights and remedies of Customer and the obligations of Boeing herein are subject to the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions of Article 11 of Part 2 of this Exhibit C to the Purchase Agreement.
DAL-PA-05602-EXC    Page 8

EXHIBIT C
PRODUCT ASSURANCE DOCUMENT
PART 6: BOEING INDEMNITIES AGAINST PATENT AND COPYRIGHT INFRINGEMENT

1.    Indemnity Against Patent Infringement.
Boeing will defend and indemnify Customer with respect to all claims, suits and liabilities arising out of any actual or alleged patent infringement through Customer’s use, lease or resale of any Aircraft or any Boeing Product installed on an Aircraft at delivery.
2.    Indemnity Against Copyright Infringement.
Boeing will defend and indemnify Customer with respect to all claims, suits and liabilities arising out of any actual or alleged copyright infringement through Customer’s use, lease or resale of any Boeing created Materials and Aircraft Software installed on an Aircraft at delivery.
3.    [***]
4.    Exceptions, Limitations and Conditions.
4.1    Boeing's obligation to indemnify Customer for patent infringement will extend only to infringements in countries which, at the time of the infringement, were party to and fully bound by either: (i) Article 27 of the Chicago Convention on International Civil Aviation of December 7, 1944, or (ii) the International Convention for the Protection of Industrial Property (Paris Convention).
4.2    Boeing's obligation to indemnify Customer for copyright infringement is limited to infringements in countries which, at the time of the infringement, are members of The Berne Union and recognize computer software as a "work" under The Berne Convention.
4.3    [***]
4.4    Customer must deliver written notice to Boeing (i) within [***] after Customer first receives notice of any suit or other formal action against Customer and (ii) within [***] after Customer first receives any other allegation or written claim of infringement covered by this Part 6.
4.5    At any time, and without limiting the foregoing indemnities, Boeing will have the right at its option and expense to: (i) negotiate with any party claiming infringement, (ii) assume or control the defense of any infringement allegation, claim, suit or formal action, (iii) intervene in any infringement suit or formal action, and/or (iv) attempt to resolve any claim of infringement by replacing an allegedly infringing Boeing Product or Aircraft Software with a non-infringing equivalent which otherwise complies with the requirements of the Purchase Agreement.
4.6    Customer will promptly furnish to Boeing all information, records and assistance within Customer’s possession or control which Boeing reasonably considers relevant or material to any alleged infringement covered by this Part 6.
DAL-PA-05602-EXC    Page 9

4.7    Except as required by a final judgment entered against Customer by a court of competent jurisdiction from which no appeals can be or have been filed, Customer will obtain Boeing's written approval prior to paying, committing to pay, assuming any obligation or making any material concession relative to any infringement covered by these indemnities.
4.8    If a Boeing Product is found to infringe any patent or copyright and Customer is enjoined from using it, Boeing will, at its option, and its expense, either:
4.8.1    procure for Customer the right to use it free of any liability for infringement; or,
4.8.2    replace it with a non-infringing substitute which otherwise complies with the requirements of this Purchase Agreement.
4.9    [***]
4.10    [***]

DAL-PA-05602-EXC    Page 10

EXHIBIT D

to

PURCHASE AGREEMENT NO. PA-05602

between

THE BOEING COMPANY

and

DELTA AIR LINES, INC.

BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT

EXHIBIT D
BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT
1.    General.
Certain equipment to be installed in the Aircraft is furnished to Boeing by Customer at Customer's expense. This equipment is designated Buyer Furnished Equipment (BFE) and is listed in the Detail Specification. Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in-sequence installation of BFE as described in Supplemental Exhibit BFE1 to the Purchase Agreement.
2.    Supplier Selection. Customer will:
2.1    Select and notify Boeing of the suppliers of BFE items by those dates appearing in Supplemental Exhibit BFE1 at execution of the Purchase Agreement, and amendments to the Purchase Agreement as applicable.
2.2    Meet with Boeing and such selected BFE suppliers promptly after such election to:
2.2.1    complete BFE configuration design requirements for such BFE; and
2.2.2    confirm technical data submittal requirements for BFE certification.
3.    Customer's Obligations. Customer will:
3.1    comply with and cause the supplier to comply with the provisions of the BFE Document or BFE Report; including, without limitation,
3.1.1    deliver technical data (in English) to Boeing as required to support installation and FAA certification in accordance with the schedule provided by Boeing or as mutually agreed upon during the BFE meeting referred to in Article 2.2 above;
3.1.2    deliver BFE including production and/or flight training spares and BFE Aircraft Software to Boeing in accordance with the quantities, schedule, and other instructions provided therein;
3.1.3    ensure that all BFE Aircraft Software is delivered in compliance with [***]; and
3.1.4    ensure that all BFE parts are delivered to Boeing with appropriate quality assurance documentation per [***];
3.2    [***]
3.3    authorize Boeing to conduct or delegate to the supplier quality source inspection and supplier hardware acceptance of BFE at the supplier location;
3.3.1    require supplier's contractual compliance to Boeing defined quality assurance requirements, source inspection programs and supplier delegation programs, including availability of adequate facilities for Boeing resident personnel; and
3.3.2    ensure that all BFE supplier's quality systems are approved to [***];
3.4    [***]
DAL-PA-05602-EXD    Page 2

3.5    [***]
3.6    provide necessary field service representation at Boeing's facilities to support Boeing on all issues related to the installation and certification of BFE;
3.7    obtain, directly from BFE suppliers, the overhaul data, provisioning data, related product support documentation and any warranty provisions applicable to the BFE;
3.8    resolve any difficulties that arise, including defective equipment, by working closely with Boeing and BFE suppliers;
3.9    modify, adjust, calibrate, re-test and/or update BFE and data to the extent necessary to obtain applicable FAA and U.S. Food and Drug Administration (FDA) approval and will bear the resulting expenses;
3.10    ensure that a proprietary information agreement is in place between Boeing and BFE suppliers prior to Boeing providing any documentation to such suppliers;
3.11    warrant that the BFE will comply with all applicable FARs and FDA sanitation requirements for installation and use in the Aircraft at the time of delivery;
3.12    warrant that the BFE will meet the requirements of the applicable detail specification; and
3.13    provide equipment which is FAA certifiable at time of Aircraft delivery, or obtain waivers from the applicable regulatory agency for non-FAA certifiable equipment.
4.    Boeing's Obligations.
Other than as set forth below, Boeing will provide for the installation of and install the BFE and obtain certification of the Aircraft with the BFE installed.
5.    [***]
6.    Return of Equipment.
BFE not installed in the Aircraft will be returned to Customer upon or promptly after delivery of the last Aircraft, in as good condition as when delivered by Customer to Boeing, reasonable wear and tear excepted, in accordance with Customer's instructions and at Customer's expense.
7.    Title and Risk of Loss.
Title to and risk of loss of BFE will at all times remain with Customer or other owner. Boeing will have only such liability for BFE as a bailee for mutual benefit would have, but will not be liable for loss of use.
8.    [***]
9.    [***]
10.    [***]
11.    [***]
DAL-PA-05602-EXD    Page 3

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

between

THE BOEING COMPANY

and

DELTA AIR LINES, INC.

EXHIBIT E to PURCHASE AGREEMENT NUMBER PA-05602

BOEING PROPRIETARY

EXHIBIT E

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

relating to

BOEING MODEL 787 AIRCRAFT

Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of the Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit E to the Purchase Agreement documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.
1.    GOVERNMENT DOCUMENTATION REQUIREMENTS.
Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.
1.1    Airworthiness and Registration Documents. Not later than [***] prior to delivery of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. If required by the regulatory authority, Customer will authorize, by letter to the regulatory authority having jurisdiction, the temporary use and display of such registration numbers by Boeing during the pre-delivery testing of the Aircraft, no later than [***] prior to delivery of each Aircraft.
Customer is responsible for furnishing any temporary or permanent registration certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.
1.2    Certificate of Sanitary Construction.
1.2.1    U.S. Registered Aircraft. Prior to delivery of each Aircraft, Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be provided to Customer and to be displayed aboard each Aircraft at delivery to Customer. The above Boeing obligation only applies to commercial passenger aircraft.
1.2.2    [***]
1.3    Customs Documentation.
1.3.1    Import Documentation. If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than [***] prior to delivery of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import.
1.3.2    General Declaration - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507, General Declaration, for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this purpose, Customer will furnish to Boeing not later than [***] prior to delivery all
DAL-PA-05602-EXE    Page 2
BOEING PROPRIETARY

information required by U.S. Customs and Border Protection (CBP), including without limitation (i) a complete crew and passenger list identifying the names, birth dates, passport numbers and passport expiration dates of all crew and passengers and (ii) a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.
If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than [***] prior to delivery of such intention. If Boeing receives such notification, Boeing will provide to Customer the documents constituting a customs permit to proceed, allowing such Aircraft to depart after any such landing. Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished to Customer to cover U.S. stops scheduled for the ferry flight.
1.3.3    Export Declaration - U.S. If the Aircraft is intended to be exported from the United States following delivery, and (i) Customer is a non-U.S. customer, Boeing will file an export declaration electronically with CBP, or (ii) Customer is a U.S. customer, it is the responsibility of the U.S. customer, as the exporter of record, to file the export declaration with CBP.
2.    INSURANCE CERTIFICATES.
Unless provided earlier, Customer will provide to Boeing not later than [***] prior to delivery of the first Aircraft, a copy of the requisite insurance certificate in accordance with the requirements of Article 9.2 of the Purchase Agreement.
3.    NOTICE OF FLYAWAY CONFIGURATION.
Not later than [***] prior to delivery of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested "flyaway configuration" of the Aircraft for its ferry flight. This configuration letter should include:
(i)    the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training, the method of payment for such fuel, and fuel load for the ferry flight;
(ii)    the cargo to be loaded and where it is to be stowed on board the Aircraft, the address where cargo is to be shipped after flyaway and notification of any hazardous materials requiring special handling;
(iii)    any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer's subsequent Aircraft;
(iv)    a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and
(v)    a complete ferry flight itinerary.
DAL-PA-05602-EXE    Page 3
BOEING PROPRIETARY

4.    DELIVERY ACTIONS BY BOEING.
4.1    Schedule of Inspections. All FAA, Boeing, Customer and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery or departure of the Aircraft. Customer will be informed of such schedules.
4.2    Schedule of Demonstration Flights. All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft.
4.3    Schedule for Customer's Flight Crew. Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.
4.4    Fuel Provided by Boeing. Boeing will provide to Customer, without charge, [***] of fuel and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft.
4.5    Flight Crew and Passenger Consumables. Boeing will provide reasonable quantities of food, coat hangers, towels, toilet tissue, drinking cups and soap for the first segment of the ferry flight for the Aircraft.
4.6    Delivery Papers, Documents and Data. Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery. If the Aircraft will be registered with the FAA, Boeing will pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing to Customer and will take all action necessary to consent to the registration of the Bill of Sale with respect to the Aircraft on the international registry established pursuant to the Cape Town Convention.
4.7    Delegation of Authority. If specifically requested in advance by Customer, Boeing will present a certified copy of a delegation of authority, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.
5.    DELIVERY ACTIONS BY CUSTOMER.
5.1    Aircraft Radio Station License. At delivery Customer will provide its aircraft radio station license to be placed on board the Aircraft following delivery.
5.2    Aircraft Flight Log. At delivery, Customer will provide the aircraft flight log for the Aircraft.
5.3    Delegation of Authority. If requested by Boeing, Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer's delegation of authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.
5.4    TSA Waiver Approval. Customer may be required to have an approved Transportation Security Administration (TSA) waiver for the ferry flight depending on Customer’s en-route stop(s) and destination unless the Customer already has a TSA approved security program in place. Customer is responsible for application of the TSA waiver and obtaining TSA approval. Customer will provide a copy of the approved TSA waiver to Boeing upon arrival at the Boeing delivery center.
DAL-PA-05602-EXE    Page 4
BOEING PROPRIETARY

5.5    Electronic Advance Passenger Information System. Should the ferry flight of an Aircraft leave the United States, the Department of Homeland Security office requires Customer to comply with the Electronic Advance Passenger Information System (eAPIS). Customer needs to establish their own account with CBP in order to file for departure. A copy of the eAPIS forms is to be provided by Customer to Boeing upon arrival of Customer’s acceptance team at the Boeing delivery center.

DAL-PA-05602-EXE    Page 5
BOEING PROPRIETARY

AIRFRAME [***] FEATURES
[***]

between

THE BOEING COMPANY

and

DELTA AIR LINES, INC.

Supplemental Exhibit AE1
to Purchase Agreement Number PA-05602

BOEING PROPRIETARY

AIRFRAME [***] FEATURES
[***]

relating to

BOEING MODEL 787 AIRCRAFT

1.    [***]
2.    [***]
DAL-PA-05602-AE1    Page 2
BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

DELTA AIR LINES, INC.

Supplemental Exhibit BFE1
to Purchase Agreement Number PA-05602

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 787 AIRCRAFT

This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.
1.    Supplier Selection.
Customer will select and notify Boeing of the suppliers and part numbers of the following BFE items by
[***]

Customer will actively participate with Boeing to complete all necessary actions including, but not limited to, the Initial Technical Coordination Meeting (ITCM).
2.    On-dock Dates and Other Information.
On or before [***], Boeing will provide to Customer the BFE requirements, electronically in My Boeing Fleet (MBF) through My Boeing Configuration (MBC) or by other means, setting forth the items, quantities, technical reviews, on-dock dates, shipping instructions and other requirements relating to the in-sequence installation of BFE. These requirements may be periodically revised. Customer’s and Boeing’s rights and obligations set forth in Exhibit D to the Purchase Agreement apply to the BFE requirements in this Supplemental Exhibit BFE1. For planning purposes, the first (1st) Aircraft’s preliminary BFE seat requirements and the preliminary on-dock dates for all BFE items are provided below. [***]
The below “Completion Date” represents the first (1st) day of the month by when the specific milestone must be completed to support the BFE seat program.

Customer’s First Aircraft: BFE Premium Class Seat and Non-Standard Closeout Furniture Program Milestones (First Aircraft Delivery Only)
[***]

DAL-PA-05602-BFE1    Page 2
BOEING PROPRIETARY

Preliminary On-Dock for All BFE Items
(Note: All requirements are set forth below. If a month is listed, then the due date is the first day of the month. If no date is listed, then there is no requirement.)
[***]
3.    Additional Delivery Requirements - Import.
[***]
DAL-PA-05602-BFE1    Page 3
BOEING PROPRIETARY

ENGINE [***] WARRANTY

between

THE BOEING COMPANY

and

DELTA AIR LINES, INC.

Supplemental Exhibit EE1
to Purchase Agreement Number PA-05602

General Electric GEnx Series Engines

BOEING PROPRIETARY

ENGINE [***] WARRANTY

relating to

BOEING MODEL 787 AIRCRAFT

1.    [***]
2.    [***]
3.    Engine Warranty.
Boeing has obtained from General Electric Company (GE) the right to extend to [***] the provisions of GE's warranty as set forth below (herein referred to as Warranty); subject, however, to [***] acceptance of the conditions set forth herein. Accordingly, Boeing hereby extends [***] the provisions of GE's Warranty as hereinafter set forth, and such Warranty will apply to all GEnx type engines (including all Modules and Parts thereof), as such terms are defined in the Warranty (GEnx type Engines) installed in the Aircraft at the time of delivery or purchased from Boeing by Customer for support of the Aircraft except that, if Customer and GE have executed, or hereinafter execute, a general terms agreement (Engine GTA), then the terms of the Engine GTA will be substituted for and supersede the provisions of the Warranty and the Warranty will be of no force or effect and neither Boeing nor GE will have any obligation arising there from. [***]
The Warranty is contained in the Warranty and Product Support Plan set forth in Exhibit C to the applicable purchase contract between GE and Boeing. Copies of the Warranty and Product Support Plan will be provided to Customer by Boeing upon request.

DAL-PA-05602-EE1    Page 2
BOEING PROPRIETARY

Appendix I
SAMPLE
[***]

[***]
DAL-PA-05602    Appendix I Page A-1

Appendix II
SAMPLE
Purchase Agreement Assignment

THIS PURCHASE AGREEMENT ASSIGNMENT (Assignment) dated as of __________, 20_____ is between ____________________, a company organized under the laws of ____________________ (Assignor) and ____________________, a company organized under the laws of ____________________ (Assignee). Terms used herein without definition will have the same meaning as in the Boeing Purchase Agreement.
Assignor and The Boeing Company, a Delaware corporation (Boeing), are parties to the Boeing Purchase Agreement, providing, among other things, for the sale by Boeing to Assignor of certain aircraft, engines and related equipment, including the Aircraft.
Assignee wishes to acquire the Aircraft and certain rights and interests under the Boeing Purchase Agreement and Assignor, on the following terms and conditions, is willing to assign to Assignee certain of Assignor's rights and interests under the Boeing Purchase Agreement. Assignee is willing to accept such assignment.
It is agreed as follows:
1.Definitions. For all purposes of this Assignment, the following terms will have the following meanings:
Aircraft - one Boeing Model _____ aircraft, bearing manufacturer's serial number __________, together with all engines and parts installed on such aircraft on the Delivery Date.
Boeing - Boeing will include any wholly-owned subsidiary of Boeing, and its successors and assigns.
Boeing Purchase Agreement - Purchase Agreement No. __________ dated as of ____________________ between Boeing and Assignor, as amended, but excluding ____________________, providing, among other things, for the sale by Boeing to Assignor of the Aircraft..
Delivery Date - the date on which the Aircraft is delivered by Boeing to Assignee pursuant to and subject to the terms and conditions of the Boeing Purchase Agreement and this Assignment.
2.Assigned Rights and Obligations. Except to the extent expressly reserved below, Assignor does hereby assign to Assignee all of its rights and interests in and to the Boeing Purchase Agreement, to the extent that the same relate to the Aircraft and the purchase and operation thereof, including, without limitation, in such assignment: [TO BE COMPLETED BY THE PARTIES.]
{EXAMPLES
(i)    the right upon valid tender to purchase the Aircraft pursuant to the Boeing Purchase Agreement subject to the terms and conditions thereof and the right to take title to the Aircraft and to be named the "Buyer" in the bill of sale for the Aircraft;
(ii)    the right to accept delivery of the Aircraft;
DAL-PA-05602     Appendix II Page A-2

Appendix II
SAMPLE
Purchase Agreement Assignment

(iii)    all claims for damages arising as a result of any default under the Boeing Purchase Agreement relating to the Aircraft;
(iv)    all warranty and indemnity provisions contained in the Boeing Purchase Agreement, and all claims arising thereunder, relating to the Aircraft; and
(v)    any and all rights of Assignor to compel performance of the terms of the Boeing Purchase Agreement relating to the Aircraft;
(vi)    all rights to demand and receive all moneys and claims for moneys due to “Customer” under or arising out of the Boeing Purchase Agreement with respect to the Aircraft.}
Reserving exclusively to Assignor, however:
{EXAMPLES
(i)    all Assignor's rights and interests in and to the Boeing Purchase Agreement to the extent the same relates to aircraft other than the Aircraft, or to any other matters not directly relating to the Aircraft;
(ii)    all Assignor's rights and interests in or arising out of any advance or other payments or deposits made by Assignor relating to the Aircraft under the Boeing Purchase Agreement and any amounts credited or to be credited or paid or to be paid by Boeing with respect to the Aircraft;
(iii)    the right to obtain services, training, information and demonstration and test flights pursuant to the Boeing Purchase Agreement; and
(iv)    the right to maintain plant representatives at Boeing's plant pursuant to the Boeing Purchase Agreement.}
Assignee hereby accepts such assignment of rights and the corresponding obligations.
3.Reservation of Rights. Assignor, to the exclusion of Assignee, reserves all rights and powers of “Customer” identified in the Boeing Purchase Agreement relating to the configuration, delivery, and operation of the Aircraft.
4.Notification to Boeing. Boeing will not be deemed to have knowledge of or need recognize the discontinuance of said authorization of Assignor until Boeing receives from Assignor or Assignee written notice terminating the authorization, addressed to its Vice President - Contracts, Mail Code 1C2-AIR, Boeing Commercial Airplanes at P.O. Box 3707, Seattle, Washington 98124, if by mail, or to 425-237-1706, if by facsimile.
DAL-PA-05602     Appendix II Page A-3

Appendix II
SAMPLE
Purchase Agreement Assignment

Boeing may act with acquittance and conclusively rely on any such notice. Until such notice has been given, Boeing may deal solely and exclusively with Assignee. After such notice Boeing may deal solely and exclusively with Assignor.
5.Continuing Duty to Boeing. It is expressly agreed that: (a) prior to the Delivery Date, the Assignor and Assignee will perform their obligations with respect to the Aircraft to be performed by them on or before such delivery, (b) Assignor will at all times remain liable to Boeing under the Boeing Purchase Agreement to perform all obligations of “Customer” thereunder to the same extent as if this Assignment had not been executed, and (c) the exercise by Assignee of any of the assigned rights will not release Assignor from any of its obligations to Boeing under the Boeing Purchase Agreement, except to the extent that such exercise constitutes performance of such obligations.
6.Risk Allocation Undertaking. Notwithstanding anything contained in this Assignment to the contrary (and without in any way releasing Assignor from any of its obligations under the Boeing Purchase Agreement), Assignee confirms for the benefit of Boeing that, insofar as the provisions of the Boeing Purchase Agreement relate to the Aircraft, in exercising any rights under the Boeing Purchase Agreement, or in making any claim with respect to the Aircraft or other things (including, without limitation, Materials, training and services) delivered or to be delivered, the terms and conditions of the Boeing Purchase Agreement, including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in Article 11 of Part 2 of Exhibit C to the Boeing Purchase Agreement and the insurance provisions in Article 9.2 of the Boeing Purchase Agreement therein, will apply to and be binding on Assignee to the same extent as if Assignee had been the original "Customer" thereunder. Assignee further agrees, expressly for the benefit of Boeing, upon the written request of Boeing, Assignee will promptly execute and deliver such further assurances and documents and take such further action as Boeing may reasonably request in order to obtain the full benefits of Assignee's agreements in this paragraph.
7.No Additional Boeing Liability. Nothing contained herein will subject Boeing to any liability to which it would not otherwise be subject under the Boeing Purchase Agreement or modify in any respect the contract rights of Boeing thereunder, or require Boeing to divest itself of title to or possession of the Aircraft or other things until delivery thereof and payment therefore as provided therein.
8.Assignee Nondisclosure Undertaking. Assignee agrees, expressly for the benefit of Boeing and Assignor that it will not disclose, directly or indirectly, any terms of the Boeing Purchase Agreement except as specifically allowed by the terms of the Boeing Purchase Agreement.
DAL-PA-05602     Appendix II Page A-4

Appendix II
SAMPLE
Purchase Agreement Assignment

9.Counterparts. This Assignment may be executed by the parties in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.
10.Governing Law. This Assignment will be governed by, and construed in accordance with, the laws of the State of Washington, except that Washington’s choice of law rules will not be invoked for the purpose of applying the law another jurisdiction.

as Assignor	as Assignee

By:	By:

Name:	Name:

Title:	Title:

[If the Assignment is at or after delivery and the Assignment is further assigned by Assignee in connection with a financing, then the following language needs to be included. If the Assignment is prior to delivery, please use the form Consent to Collateral Assignment.]

Attest:

The undersigned, as //Indenture Trustee/Agent// for the benefit of the Loan //Participants/Mortgagee// and as assignee of, and holder of a security interest in, the estate, right, and interest of the Assignee in and to the foregoing Purchase Agreement Assignment and the Purchase Agreement pursuant to the terms of a certain //Trust Indenture/Mortgage// dated as of __________, 20_____, agrees to the terms of the foregoing Purchase Agreement Assignment and agrees that its rights and remedies under such //Trust Indenture/Mortgage// will be subject to the terms and conditions of the foregoing Purchase Agreement Assignment, including, without limitation, paragraph 5 “Risk Allocation Undertaking”.

[Name of Entity]
as //Indenture Trustee/Agent//

By:

Name:

Title:
DAL-PA-05602     Appendix II Page A-5

Appendix II
SAMPLE
Purchase Agreement Assignment

CONSENT AND AGREEMENT OF
THE BOEING COMPANY

THE BOEING COMPANY, a Delaware corporation (Boeing), hereby acknowledges notice of and consents to the foregoing Purchase Agreement Assignment (Assignment) as it relates to Boeing with respect to the Aircraft. Boeing confirms to Assignee that: all representations, warranties, indemnities and agreements of Boeing under the Boeing Purchase Agreement with respect to the Aircraft will, subject to the terms and conditions thereof and of the Assignment, inure to the benefit of Assignee to the same extent as if Assignee were originally named "Customer" therein.
This Consent and Agreement will be governed by, and construed in accordance with, the law of the State of Washington, excluding the conflict of laws principles thereof.

Dated as of __________, 20_____.

THE BOEING COMPANY

By:

Name:

Title:	Attorney-in-Fact

Aircraft Manufacturer’s Serial Number(s) ____________________

DAL-PA-05602     Appendix II Page A-6

Appendix III
SAMPLE
Post-Delivery Sale Notice

Boeing Commercial Airplanes
P.O. Box 3707
Seattle, Washington 98124
U.S.A.

By Courier
7755 E Marginal Way S
Bldg 2-15 Mail Room
Seattle, Washington 98108
U.S.A.

Attention:    Vice President - Contracts
        Mail Code 1C2-AIR

In connection with the sale by <CustomerName> (Seller) to ____________________ (Purchaser) of the aircraft identified below, reference is made to Purchase Agreement No. __________ dated as of __________, 20_____, between The Boeing Company (Boeing) and Seller (Purchase Agreement) under which Seller purchased certain Boeing Model _____ aircraft, including the aircraft bearing Manufacturer's Serial No(s). ____________________ (Aircraft).
Terms used herein without definition will have the same meaning as in the Purchase Agreement.
Seller has sold the Aircraft, including in that sale the assignment to Purchaser of all remaining rights related to the Aircraft under the Purchase Agreement. To accomplish this transfer of rights, as authorized by the provisions of the Purchase Agreement:
1.Purchaser acknowledges it has reviewed those provisions of the Purchase Agreement related to those rights assigned and agrees to be bound by and comply with all applicable terms and conditions of the Purchase Agreement, including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in Article 11 of Part 2 of Exhibit C to the Purchase Agreement and the insurance provisions in Article 9.2 of the Purchase Agreement. Purchaser further agrees upon the written request of Boeing, to promptly execute and deliver such further assurances and documents and take such further action as Boeing may reasonably request in order to obtain the full benefits of Purchaser’s agreements in this paragraph; and
2.Seller will remain responsible for any payments due Boeing as a result of obligations relating to the Aircraft incurred by Seller to Boeing prior to the effective date of this letter.

DAL-PA-05602     Appendix III Page A-7

Appendix III
SAMPLE
Post-Delivery Sale Notice

We request that Boeing acknowledge receipt of this letter and confirm the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

Very truly yours,

<CUSTOMERNAME>	PURCHASER

By:	By:

Its:	Its:

Dated:	Dated:

DAL-PA-05602     Appendix III Page A-8

Appendix III
SAMPLE
Post-Delivery Sale Notice

Receipt of the above letter is acknowledged and the assignment of rights under the Purchase Agreement with respect to the Aircraft described above is confirmed, effective as of this date.

THE BOEING COMPANY

By:

Its:	Attorney-in-Fact

Dated:

Aircraft Manufacturer’s Serial Number ____________________

DAL-PA-05602     Appendix III Page A-9

Appendix IV
SAMPLE
Post-Delivery Lease Notice

Boeing Commercial Airplanes
P.O. Box 3707
Seattle, Washington 98124
U.S.A.

By Courier
7755 E Marginal Way S
Bldg 2-15 Mail Room
Seattle, Washington 98108
U.S.A.

Attention:    Vice President - Contracts
        Mail Code 1C2-AIR

In connection with the lease by <CustomerName> (Lessor) to ____________________ (Lessee) of the aircraft identified below, reference is made to Purchase Agreement No. 05602 dated as of __________, 20_____, between The Boeing Company (Boeing) and Lessor (Purchase Agreement) under which Lessor purchased certain Boeing Model _____ aircraft, including the aircraft bearing Manufacturer’s Serial No(s). ____________________ (Aircraft).
Terms used herein without definition will have the same meaning as in the Purchase Agreement.
Lessor has leased the Aircraft, including in that lease the transfer to Lessee of all remaining rights related to the Aircraft under the Purchase Agreement. To accomplish this transfer of rights, as authorized by the provisions of the Purchase Agreement:
1.Lessor authorizes Lessee to exercise, to the exclusion of Lessor, all rights and powers of Lessor with respect to the remaining rights related to the Aircraft under the Purchase Agreement. This authorization will continue until Boeing receives written notice from Lessor to the contrary, addressed to Vice President – Contracts, Mail Code 1C2-AIR, Boeing Commercial Airplanes, P.O. Box 3707, Seattle, Washington 98124. Until Boeing receives such notice, Boeing is entitled to deal exclusively with Lessee with respect to the Aircraft under the Purchase Agreement. With respect to the rights and obligations of Lessor under the Purchase Agreement, all actions taken or agreements entered into by Lessee during the period prior to Boeing’s receipt of this notice are final and binding on Lessor. Further, any payments made by Boeing as a result of claims made by Lessee will be made to the credit of Lessee.
2.Lessee accepts the authorization above, acknowledges it has reviewed those provisions of the Purchase Agreement related to the authority granted and agrees to be bound by and comply with all applicable terms and conditions of the Purchase Agreement including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in Article 11 of Part 2 of Exhibit C of the Purchase Agreement and the insurance provisions in Article 9.2 of the Purchase Agreement. Lessee further agrees, upon the written request of Boeing, to promptly execute and deliver such further assurances and documents and take such
DAL-PA-05602     Appendix IV Page A-10

Appendix IV
SAMPLE
Post-Delivery Lease Notice

further action as Boeing may reasonably request in order to obtain the full benefits of Lessee’s agreements in this paragraph.
3.Lessor will remain responsible for any payments due Boeing as a result of obligations relating to the Aircraft incurred by Lessor to Boeing prior to the effective date of this letter.
We request that Boeing acknowledges receipt of this letter and confirm the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.
Very truly yours,

<CUSTOMERNAME>	LESSEE

By:	By:

Its:	Its:

Dated:	Dated:

DAL-PA-05602     Appendix IV Page A-11

Appendix IV
SAMPLE
Post-Delivery Lease Notice

Receipt of the above letter is acknowledged and transfer of rights under the Purchase Agreement with respect to the Aircraft described above is confirmed, effective as of this date.

THE BOEING COMPANY

By:

Its:	Attorney-in-Fact

Dated:

Aircraft Manufacturer’s Serial Number ____________________

DAL-PA-05602     Appendix IV Page A-12

Appendix V
SAMPLE
Purchaser’s/Lessee’s Agreement

Boeing Commercial Airplanes
P.O. Box 3707
Seattle, Washington 98124
U.S.A.

By Courier
7755 E Marginal Way S
Bldg 2-15 Mail Room
Seattle, Washington 98108
U.S.A.

Attention    Vice President – Contracts
        Mail Code 1C2-AIR

In connection with the //sale/lease// by <CustomerName> (//Seller/Lessor//) to ____________________ (//Purchaser/Lessee//) of the aircraft identified below, reference is made to the following documents:
1.Purchase Agreement No. _____ dated as of __________, 20_____, between The Boeing Company (Boeing) and //Seller/Lessor// (Purchase Agreement) under which //Seller/Lessor// purchased certain Boeing Model _____ aircraft, including the aircraft bearing Manufacturer’s Serial No(s). ____________________ (Aircraft); and
2.Aircraft //Sale/Lease// Agreement dated as of __________, 20_____, between //Seller/Lessor// and //Purchaser/Lessee// (Aircraft Agreement) under which //Seller/Lessor// is //selling/leasing// the Aircraft.
Terms used herein without definition will have the same meaning as in the Purchase Agreement.
1.//Seller/Lessor// has //sold/leased// the Aircraft under the Aircraft Agreement, including therein a form of exculpatory clause protecting //Seller/Lessor// from liability for loss of or damage to the aircraft, and/or related incidental or consequential damages, including without limitation loss of use, revenue or profit.
2.Disclaimer and Release; Exclusion of Consequential and Other Damages.
2.1In accordance with //Seller/Lessor// obligation under Article 10.5 of the Purchase Agreement, //Purchaser/Lessee// hereby agrees that:
2.2DISCLAIMER AND RELEASE. IN CONSIDERATION OF THE //SALE/LEASE// OF THE AIRCRAFT, //PURCHASER/LESSEE// HEREBY WAIVES, RELEASES AND RENOUNCES ALL WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOEING AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF //PURCHASER/LESSEE// AGAINST BOEING, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT, BOEING PRODUCT, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THE AIRCRAFT AGREEMENT, INCLUDING, BUT NOT LIMITED TO:

DAL-PA-05602     Appendix V Page A-13

Appendix V
SAMPLE
Purchaser’s/Lessee’s Agreement

(i)ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;
(ii)ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;
(iii)ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING; AND
(iv)ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT.
2.3EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES. BOEING WILL HAVE NO OBLIGATION OR LIABILITY, WHETHER ARISING IN CONTRACT (INCLUDING WARRANTY), TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING, OR OTHERWISE, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THE AIRCRAFT AGREEMENT.
2.4Definitions. For the purpose of this paragraph 2, BOEING or Boeing is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each, and their respective directors, officers, employees and agents.
Very truly yours,

<CUSTOMERNAME>	//PURCHASER/LESSEE//

By:	By:

Its:	Its:

Dated:	Dated:

DAL-PA-05602     Appendix V Page A-14

Appendix VI
SAMPLE
Post-Delivery Owner Appointment of Agent - Warranties

Boeing Commercial Airplanes
P.O. Box 3707
Seattle, Washington 98124
U.S.A.

By Courier
7755 E Marginal Way S
Bldg 2-15 Mail Room
Seattle, Washington 98108
U.S.A.

Attention    Vice President – Contracts
        Mail Code 1C2-AIR

Reference is made to Purchase Agreement No. _____ dated as of __________, 20__ (Purchase Agreement), between The Boeing Company (Boeing) and <CustomerName> (Customer), under which Customer purchased certain Boeing Model __________ aircraft including the aircraft bearing Manufacturer's Serial No(s). _______________ (Aircraft).
Terms used herein without definition will have the same meaning as in the Purchase Agreement.
To accomplish the appointment of an agent, Customer confirms:
1.Customer has appointed _________________________ as agent (Agent) to act directly with Boeing with respect to the remaining warranties under the Purchase Agreement and requests Boeing to treat Agent as Customer for the administration of claims with respect to such warranties; provided however, Customer remains liable to Boeing to perform the obligations of Customer under the Purchase Agreement.
2.Boeing may continue to deal exclusively with Agent concerning the matters described herein unless and until Boeing receives written notice from Customer to the contrary, addressed to Vice President - Contracts, Mail Code 1C2-AIR, Boeing Commercial Airplanes, P.O. Box 3707, Seattle, Washington 98124, U.S.A. With respect to the rights and obligations of Customer under the Purchase Agreement, all actions taken by Agent or agreements entered into by Agent during the period prior to Boeing's receipt of such notice are final and binding on Customer. Further, any payments made by Boeing as a result of claims made by Agent will be made to the credit of Agent unless otherwise specified when each claim is submitted.
3.Customer will remain responsible for any payments due Boeing as a result of obligations relating to the Aircraft incurred by Customer to Boeing prior to the effective date of this letter.

DAL-PA-05602     Appendix VI Page A-15

Appendix VI
SAMPLE
Post-Delivery Owner Appointment of Agent - Warranties

We request that Boeing acknowledge receipt of this letter and confirm the appointment of Agent as stated above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

Very truly yours,

<CUSTOMERNAME>

By:

Its:

Dated:

DAL-PA-05602     Appendix VI Page A-16

Appendix VI
SAMPLE
Post-Delivery Owner Appointment of Agent - Warranties

AGENT'S AGREEMENT

Agent accepts the appointment as stated above, acknowledges it has reviewed the those portions of the Purchase Agreement related to the authority granted it under the Purchase Agreement and agrees that, in exercising any rights or making any claims thereunder, Agent will be bound by and comply with all applicable terms and conditions of the Purchase Agreement including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in Article 11 of Part 2 of Exhibit C to the Purchase Agreement. Agent further agrees, upon the written request of Boeing, to promptly execute and deliver such further assurances and documents and take such further action as Boeing may reasonably request in order to obtain the full benefits of the warranties under the Purchase Agreement.

Very truly yours,

<AgentName>

By:

Its:

Dated:

DAL-PA-05602     Appendix VI Page A-17

Appendix VI
SAMPLE
Post-Delivery Owner Appointment of Agent - Warranties

Receipt of the above letter is acknowledged and the appointment of Agent with respect to the above-described rights under the Purchase Agreement is confirmed, effective as of this date.

THE BOEING COMPANY

By:

Its:	Attorney-in-Fact

Dated:

Aircraft Manufacturer’s Serial Number ____________________

DAL-PA-05602     Appendix VI Page A-18

Appendix VII
SAMPLE
Contractor Confidentiality Agreement

Boeing Commercial Airplanes
P.O. Box 3707
Seattle, Washington 98124
U.S.A.

By Courier
7755 E Marginal Way S
Bldg 2-15 Mail Room
Seattle, Washington 98108
U.S.A.

Attention    Vice President – Contracts
        Mail Code 1C2-AIR

This agreement (Agreement) is entered into between _________________________ (Contractor) and <CustomerName> (Customer) and will be effective as of the date set forth below.
In connection with Customer’s provision to Contractor of certain Materials, Proprietary Materials and Proprietary Information; reference is made to Purchase Agreement No. 05602 dated as of __________ between The Boeing Company (Boeing) and Customer (Purchase Agreement).
Terms used herein without definition will have the same meaning as in the Purchase Agreement.
Boeing has agreed to permit Customer to make certain Materials, Proprietary Materials and Proprietary Information relating to Customer's Boeing Model _____ aircraft, Manufacturer’s Serial Number _______________, Registration No. __________ (Aircraft) available to Contractor in connection with Customer's contract with Contractor to maintain/repair/modify the Aircraft (Contract). In consideration of the Contract, and as a condition of receiving the Proprietary Materials and Proprietary Information, Contractor agrees as follows:
1.For purposes of this Agreement:
Aircraft Software means software intended to fly with and be utilized in the operation of an Aircraft, but excludes software furnished by Customer.
Materials means any and all items that are created by Boeing or a Third Party, are provided directly or indirectly to Contractor from Boeing or from Customer, and serve primarily to contain, convey or embody information. Materials may include either tangible forms (for example, documents or drawings) or intangible embodiments (for example, software and other electronic forms) of information, but excludes Aircraft Software and software furnished by Customer.
Proprietary Information means any and all proprietary, confidential and/or trade secret information owned by Boeing or a Third Party which is contained, conveyed or embodied in Materials.
DAL-PA-05602     Appendix VII Page A-19

Appendix VII
SAMPLE
Contractor Confidentiality Agreement

Proprietary Materials means Materials that contain, convey, or embody Proprietary Information.
Third Party means anyone other than Boeing, Customer and Contractor.
2.Boeing has authorized Customer to grant to Contractor a worldwide, non-exclusive, personal and nontransferable license to use Proprietary Materials and Proprietary Information, owned by Boeing, internally in connection with performance of the Contract or as may otherwise be authorized by Boeing in writing. Contractor will keep confidential and protect from disclosure to any person, entity or government agency, including any person or entity affiliated with Contractor, all Proprietary Materials and Proprietary Information. Individual copies of all Materials and Aircraft Software are provided to Contractor subject to copyrights therein, and all such copyrights are retained by Boeing or, in some cases, by Third Parties. Contractor is authorized to make copies of Materials (except for Materials bearing the copyright legend of a Third Party) provided, however, Contractor preserves the restrictive legends and proprietary notices on all copies. All copies of Proprietary Materials will belong to Boeing and be treated as Proprietary Materials under this Agreement.
3.Contractor specifically agrees not to use Proprietary Materials or Proprietary Information in connection with the manufacture or sale of any part or design. Unless otherwise agreed with Boeing in writing, Proprietary Materials and Proprietary Information may be used by Contractor only for work on the Aircraft for which such Proprietary Materials have been specified by Boeing. Customer and Contractor recognize and agree that they are responsible for ascertaining and ensuring that all Materials are appropriate for the use to which they are put.
4.Contractor will not attempt to gain access to information by reverse engineering, decompiling, or disassembling any portion of any software or Aircraft Software provided to Contractor pursuant to this Agreement.
5.Upon Boeing's request at any time, Contractor will promptly return to Boeing (or, at Boeing's option, destroy) all Proprietary Materials, together with all copies thereof and will certify to Boeing that all such Proprietary Materials and copies have been so returned or destroyed.
6.When and to the extent required by a government regulatory agency having jurisdiction over Contractor, Customer or the Aircraft, Contractor is authorized to provide Proprietary Materials and disclose Proprietary Information to the agency for the agency's use in connection with Contractor’s authorized use of such Proprietary Materials and/or Proprietary Information in connection with Contractor’s maintenance, repair, or modification of the Aircraft. Contractor agrees to take reasonable steps to prevent such agency from making any distribution or disclosure, or additional use of the Proprietary Materials and Proprietary Information so provided or disclosed. Contractor further agrees to promptly notify Boeing upon learning of any (i) distribution, disclosure, or additional use by such agency, (ii) request to such agency for distribution, disclosure, or additional use, or (iii) intention on the part of such agency to distribute, disclose, or make additional use of the Proprietary Materials or Proprietary Information.
DAL-PA-05602     Appendix VII Page A-20

Appendix VII
SAMPLE
Contractor Confidentiality Agreement

7.Boeing is an intended third party beneficiary under this Agreement, and Boeing may enforce any and all of the provisions of the Agreement directly against Contractor. Contractor hereby submits to the jurisdiction of the Washington state courts and the United States District Court for the Western District of Washington with regard to any Boeing claims under this Agreement. It is agreed that Washington law (excluding Washington's conflict-of-law rules) will apply to this Agreement and to any claim or dispute under this Agreement.
8.No disclosure or physical transfer by Boeing or Customer to Contractor, of any Proprietary Materials or Proprietary Information covered by this Agreement will be construed as granting a license, other than as expressly set forth in this Agreement or any ownership right in any patent, patent application, copyright or proprietary information.
9.The provisions of this Agreement will apply notwithstanding any markings or legends, or the absence thereof, on any Proprietary Materials.
10.This Agreement is the entire agreement of the parties regarding the ownership and treatment of Proprietary Materials and Proprietary Information, and no modification of this Agreement will be effective as against Boeing unless embodied in writing and signed by authorized representatives of Contractor, Customer and Boeing.
11.Failure by either party to enforce any of the provisions of this Agreement will not be construed as a waiver of such provisions. If any of the provisions of this Agreement are held unlawful or otherwise ineffective by a court of competent jurisdiction, the remainder of the Agreement will remain in full force.
12.The obligations of Customer and Contractor relating to Proprietary Materials and Proprietary Information under this Agreement will remain in effect and will survive cancellation or termination of this Agreement.
AGREED AND ACCEPTED this

Date: ___________________________

Contractor	<CustomerName>

Signature	Signature

Printed Name	Printed Name

Title	Title
DAL-PA-05602     Appendix VII Page A-21

Appendix VIII
SAMPLE
Post-Delivery Sale with Lease to Seller

[Notice from Owner/Seller and subsequent Buyer regarding post-delivery sale and lease back of an Aircraft and transfer of all remaining Purchase Agreement rights.]
Boeing Commercial Airplanes
P.O. Box 3707
Seattle, Washington 98124
U.S.A.

By Courier
7755 E Marginal Way S
Bldg 2-15 Mail Room
Seattle, Washington 98108
U.S.A.

Attention    Vice President – Contracts
        Mail Code 1C2-AIR

In connection with ________________'s (Seller's) sale to and lease back from ________________ (Buyer) of the aircraft identified below, reference is made to the following documents:
1.Purchase Agreement No. _______ dated as of _________________, between The Boeing Company (Boeing) and Seller (Agreement) under which Seller purchased certain Boeing Model _____________ aircraft, including the aircraft bearing Manufacturer's Serial No(s). _________(Aircraft).
2.Aircraft sale agreement dated as of ___________________, between Seller and Buyer.
3.Aircraft lease agreement dated as of ___________________, between Buyer and Seller.
Terms used herein without definition will have the same meaning as in the Agreement.
Seller has sold the Aircraft, including in that sale the transfer to Buyer of all remaining rights related to the Aircraft under the Agreement. To accomplish this transfer of rights, as authorized by the provisions of the Agreement:
1.Seller confirms for the benefit of Boeing that it owns and controls the rights it purports to assign herein.
2.Buyer acknowledges it has reviewed the Agreement and agrees that in exercising any rights under the Agreement or asserting any claims with respect to the Aircraft or other things (including without limitation, Materials, training and services) delivered or to be delivered, it is bound by and will comply with all applicable terms, conditions, and limitations of the Agreement including but not limited to those related to any exclusion or limitation of liabilities or warranties, indemnity and insurance.
3.Buyer authorizes Seller to exercise, to the exclusion of Buyer all rights and powers of “Customer” with respect to the remaining rights related to the Aircraft under the Agreement. This authorization will continue until Boeing receives written notice from
DAL-PA-05602     Appendix VIII Page A-22

Appendix VIII
SAMPLE
Post-Delivery Sale with Lease to Seller

Buyer to the contrary, addressed to Vice President - Contracts, Mail Code 1C2-AIR, Boeing Commercial Airplanes, P.O. Box 3707, Seattle, Washington 98124 (if by mail) or (425) 237-1706 (if by facsimile). Until Boeing receives this notice, Boeing is entitled to deal exclusively with Seller as “Customer” with respect to the Aircraft under the Agreement. With respect to the rights, powers, duties and obligations of “Customer” under the Agreement, all actions taken by Seller or agreements entered into by Seller during the period prior to Boeing's receipt of that notice are final and binding on Buyer. Further, any payments made by Boeing as a result of claims made by Seller prior to receipt of such notice are to be made to the credit of Seller.
4.Seller accepts the authorization set forth in paragraph 3 above, acknowledges it has reviewed the Agreement and agrees that in exercising any rights under the Agreement or asserting any claims with respect to the Aircraft or other things (including without limitation, Materials, training and services) delivered or to be delivered, it is bound by and will comply with all applicable terms, conditions, and limitations of the Agreement including but not limited to those relating to any exclusion or limitation of liabilities or warranties, indemnity and insurance.
5.Seller agrees to remain responsible for any payments due Boeing as a result of obligations relating to the Aircraft incurred by Seller to Boeing prior to the effective date of this letter.
We request that Boeing acknowledge receipt of this letter and confirm the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

Very truly yours,

SELLER	BUYER

By:	By:

Its:	Its:

Dated:	Dated:

DAL-PA-05602     Appendix VIII Page A-23

Appendix VIII
SAMPLE
Post-Delivery Sale with Lease to Seller

Receipt of the above letter is acknowledged and transfer of rights under the Agreement with respect to the Aircraft described above is confirmed, effective as of the date indicated below.

THE BOEING COMPANY

By:

Its:	Attorney-in-Fact

Dated:
DAL-PA-05602     Appendix VIII Page A-24

Appendix IX
SAMPLE
SALE WITH LEASE

[NOTE: From 1st tier Owner/Seller and subsequent Buyer regarding post-delivery sale and lease of an Aircraft. Remaining PA rights have been assigned to the new owner; the new owner authorizes a lessee to exercise such rights during the term of a lease.]
Boeing Commercial Airplanes
P.O. Box 3707
Seattle, Washington 98124
U.S.A.

By Courier
7755 E Marginal Way S
Bldg 2-15 Mail Room
Seattle, Washington 98108
U.S.A.

Attention    Vice President – Contracts
        Mail Code 1C2-AIR

In connection with the sale by ___________________ (Seller) to ___________________ (Purchaser) and subsequent lease of the aircraft identified below, reference is made to the following documents:
1.Purchase Agreement No. ______ dated as of _______________, between The Boeing Company (Boeing) and Seller (Agreement) under which Seller purchased certain Boeing Model _________ aircraft, including the aircraft bearing Manufacturer's Serial No(s). ____________ (Aircraft).
2.Aircraft sale agreement dated as of __________, between Seller and Purchaser.
3.Aircraft lease agreement dated as of __________, between Purchaser and _________ (Lessee) (Lease).
Terms used herein without definition will have the same meaning as in the Agreement.
Seller has sold the Aircraft, including in that sale the transfer to Purchaser of all remaining rights related to the Aircraft under the Agreement. To accomplish this transfer of rights, as authorized by the provisions of the Agreement:
1.Seller confirms for the benefit of Boeing that it owns and controls the rights it purports to assign herein.
2.Purchaser acknowledges it has reviewed the Agreement and agrees that in exercising any rights under the Agreement or asserting any claims with respect to the Aircraft or other things (including without limitation, Materials, training and services) delivered or to be delivered, it is bound by and will comply with all applicable terms, conditions, and limitations of the Agreement including but not limited to those related to any exclusion or limitation of liabilities or warranties, indemnity and insurance.
3.Purchaser authorizes Lessee during the term of the Lease to exercise, to the exclusion of Purchaser all rights and powers of “Customer” with respect to the remaining
DAL-PA-05602     Appendix IX Page A-25

Appendix IX
SAMPLE
SALE WITH LEASE

rights related to the Aircraft under the Agreement. This authorization will continue until Boeing receives written notice from Purchaser to the contrary, addressed to Vice President - Contracts, Mail Code 1C2-AIR, Boeing Commercial Airplanes, P.O. Box 3707, Seattle, Washington 98124 (if by mail) or (425) 237-1706 (if by facsimile). Until Boeing receives this notice, Boeing is entitled to deal exclusively with Lessee as “Customer” with respect to the Aircraft under the Agreement. With respect to the rights, powers, duties and obligations of “Customer” under the Agreement, all actions taken by Lessee or agreements entered into by Lessee during the period prior to Boeing's receipt of that notice are final and binding on Purchaser. Further, any payments made by Boeing as a result of claims made by Lessee prior to receipt of this notice are to be made to the credit of Lessee.
4.Lessee accepts the authorization set forth in paragraph 3 above, acknowledges it has reviewed the Agreement and agrees that in exercising any rights under the Agreement or asserting any claims with respect to the Aircraft or other things (including without limitation, Materials, training and services) delivered or to be delivered, it is bound by and will comply with all applicable terms, conditions, and limitations of the Agreement including but not limited to those related to any exclusion or limitation of liabilities or warranties, indemnity and insurance.
5.Seller agrees to remain responsible for any payments due Boeing as a result of obligations relating to the Aircraft incurred by Seller to Boeing prior to the effective date of this letter.

DAL-PA-05602     Appendix IX Page A-26

Appendix IX
SAMPLE
SALE WITH LEASE

We request that Boeing acknowledge receipt of this letter and confirm the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

Very truly yours,

SELLER	PURCHASER

By:	By:

Its:	Its:

Dated:	Dated:

LESSEE

By:

Its:

Dated:

DAL-PA-05602     Appendix IX Page A-27

Appendix IX
SAMPLE
SALE WITH LEASE

Receipt of the above letter is acknowledged and the transfers of rights under the Agreement with respect to the Aircraft described above is confirmed, effective as of the date indicated below.

THE BOEING COMPANY

By:

Its:	Attorney-in-Fact

Dated:

Aircraft Manufacturer’s Serial Number ____________________

DAL-PA-05602     Appendix IX Page A-28

Boeing Commercial Airplanes
P.O. Box 3707
Seattle, Washington 98124
U.S.A.

By Courier
7755 E Marginal Way S
Bldg 2-15 Mail Room
Seattle, Washington 98108
U.S.A.

Attention    Vice President – Contracts
        Mail Code 1C2-AIR

Reference is made to Purchase Agreement No. ________ dated as of _______________, (Agreement) between The Boeing Company (Boeing) and __________________________ (Borrower) pursuant to which Borrower purchased from Boeing one (1) Boeing model _______ aircraft bearing Manufacturer’s Serial Number _______ (Aircraft).
Terms used herein without definition will have the same meanings as in the Agreement.
Borrower confirms for the benefit of Boeing it owns and controls the rights it purports to assign herein.
In connection with Borrower’s financing of the Aircraft, Borrower is entering into a //Trust Indenture/Mortgage//, dated as of ___________, between Borrower and __________________________ (//Indenture Trustee/Mortgagee//) (//Trust Indenture/Mortgage//), which grants a security interest in [the warranty rights/ all of its rights] contained in the Agreement related to the Aircraft (Assigned Rights). Borrower is authorized to exercise the Assigned Rights until such time as the //Indenture Trustee/Mortgagee// notifies Boeing as provided below that an Event of Default under the //Trust Indenture/Mortgage// has occurred and is continuing. In connection with this assignment for security purposes, as authorized by the provisions of the Agreement:
1.//Indenture Trustee/Mortgagee//, as assignee of, and holder of a security interest in, the estate, right, and interest of the Borrower in and to the Agreement pursuant to the terms of a certain //Trust Indenture/Mortgage//, acknowledges that it has received copies of the applicable provisions of the Agreement and agrees that in exercising any rights under the Agreement or asserting any claims with respect to the Aircraft or other things (including without limitation, Materials, training and services) delivered or to be delivered, its rights and remedies under the //Trust Indenture/Mortgage// will be subject to the terms and conditions of the Agreement including but not limited to those related to any exclusion or limitation of liabilities or warranties, indemnity and insurance.
2.Borrower is authorized to exercise, to the exclusion of //Indenture Trustee/Mortgagee// all rights and powers of “Customer” under the Agreement, unless and until Boeing receives a written notice from //Indenture Trustee/Mortgagee//, addressed to its

Vice President - Contracts, Mail Code 1C2-AIR, Boeing Commercial Airplanes at P.O. Box 3707, Seattle, Washington 98124, (if by mail), or (425) 237-1706 (if by facsimile) that an event of default under the //Trust Indenture/Mortgage// has occurred and is continuing. Until such notice has been given, Boeing will be entitled to deal solely and exclusively with Borrower. Thereafter, until //Indenture Trustee/Mortgagee// has provided Boeing written notice that any such event no longer continues, Boeing will be entitled to deal solely and exclusively with //Indenture Trustee/Mortgagee//. Boeing may act with acquittance and conclusively rely on any such notice.
Borrower will remain responsible to Boeing for any amounts due Boeing with respect to the Aircraft under the Agreement prior to Boeing’s receipt of such notice. We request that Boeing acknowledge receipt of this letter and confirm the transfer of rights set forth above by signing its acknowledgment and forwarding one copy of this letter to each of the undersigned.

Very truly yours,

BORROWER	//INDENTURE TRUSTEE/MORTGAGEE//

By:	By:

Its:	Its:

Dated:	Dated:

Receipt of the above letter is acknowledged and the transfer of rights under the Agreement with respect to the Aircraft described above is confirmed, effective as of the date indicated below.

THE BOEING COMPANY

By:

Its:	Attorney-in-Fact

Dated:

Aircraft Manufacturer’s Serial Number ____________________